                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1 )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   EVTC, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                             [EVTC, INC. LETTERHEAD]









                                  March 3, 2000



Dear Stockholders:


         We cordially invite you to attend the Annual Meeting of the Stockholders of EVTC, Inc., trading as Environmental Technologies Corp. (the "Company") to be held at 1:00 P.M. on Friday, March 24, 2000, at the offices of Greenbaum, Rowe, Smith, Ravin, Davis & Himmell, LLP, 99 Wood Avenue South, Iselin, New Jersey 08830.

         The purpose of this meeting is to vote upon the proposals described in the accompanying Notice of Meeting and Proxy Statement.

         The Board of Directors recommends that Stockholders vote in favor of each of the proposals. We encourage all Stockholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the meeting, you may still vote in person.



                                                     Sincerely,


                                                     George Cannan
                                                     Chief Executive Officer

                                   EVTC, INC.
                  (trading as Environmental Technologies Corp.)
                              121 S. Norwood Drive
                               Hurst, Texas 76053




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on March 24, 2000




         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of EVTC, Inc., trading as Environmental Technologies Corp. (the "Company"), will be held at 1:00 P.M. on March 24, 2000 at the offices of Greenbaum, Rowe, Smith, Ravin, Davis & Himmell, LLP, 99 Wood Avenue South, Iselin, New Jersey 08830 for the following purposes:


         1. To approve the Agreement and Plan of Reorganization, dated December 21, 1999, by and among afreegift.com, Inc., a Nevada corporation, Sakoff Enterprises, Inc., a Delaware corporation, Scott L. Sakoff and the Company, and the transactions contemplated therein.

         2. To elect five (5) members to the Board of Directors to serve until the fiscal 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

         3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value .01 per share from 10,000,000 to 25,000,000 shares.

         4. To approve the EVTC, Inc. 2000 Incentive and Non-Qualified Stock Option Plan.

         5. To approve the appointment of BDO Seidman, LLP as independent public accountants of the Company.

         6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on January 25, 2000 will be entitled to notice of and to vote at the Meeting.

         Whether or not you intend to attend the Meeting, please complete, date and sign the enclosed Proxy. Your Proxy will be revocable, either in writing or by voting in person at the Meeting, at any time prior to its exercise.

                                          By Order of the Board of Directors



                                          --------------------------------------
                                          George Cannan, Chief Executive Officer



Hurst, Texas

March 3, 2000

                                   EVTC, INC.
                  (trading as Environmental Technologies Corp.)
                              121 S. Norwood Drive
                               Hurst, Texas 76053


                                 PROXY STATEMENT


         Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders of EVTC, Inc. (the "Company") and a form of Proxy for such meeting solicited by the Board of Directors. The Board of Directors has fixed the close of business on January 25, 2000, as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of and to vote at the meeting or any adjournment thereof. The holders of a majority of the outstanding shares of common stock, par value $.01 per share (the "Common Stock"), present in person, or represented by Proxy, shall constitute a quorum at the meeting.

         As of the Record Date, the Company had 5,869,651 outstanding shares of Common Stock, the holders of which are entitled to one vote per share.

         A Proxy that is properly submitted to the Company may be revoked at any time before it is exercised by written notice to the Secretary of the Company, and any stockholder attending the meeting may vote in person and by doing so revokes any Proxy previously submitted by him. Where a stockholder has specified a choice on his Proxy with respect to a proposal, it will be complied with. If no direction is given, all the shares represented by the Proxy will be voted in favor of each proposal.

         The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Common Stock. Officers and regular employees of the Company may solicit Proxies personally and by telephone. The Annual Report of the Company for the year ended September 30, 1999, containing audited financial statements for such year, is enclosed with this Proxy Statement. This Proxy Statement and the enclosed Proxy are being sent to the stockholders of the Company on or about March _, 2000.


STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   PROPOSAL 1.
                            APPROVAL OF AGREEMENT AND
                           PLAN OF REORGANIZATION WITH
                               AFREEGIFT.COM, INC.

DESCRIPTION OF THE PROPOSAL

         The board is requesting that the stockholders approve the Agreement and Plan of Reorganization dated December 21, 1999 by and between afreegift.com, Inc., a Nevada corporation, ("afreegift.com"), Sakoff Enterprises, Inc., a Delaware corporation, Scott L. Sakoff, in his individual capacity and the Company (the "afreegift Agreement") pursuant to which the Company will acquire 100% of the issued and outstanding capital stock of afreegift.com. afreegift.com is an Oakbrook, Illinois based internet direct marketing company. A copy of the afreegift Agreement is attached hereto as Appendix "A".

BUSINESS OF AFREEGIFT.COM

         afreegift.com, based in Oak Brook, Illinois, is an internet direct marketing company. Founded in June 1999, afreegift.com is classified as a development stage company, which has focused its initial efforts in developing its web site, initiating its marketing efforts and protecting its intellectual property rights. afreegift.com will offer visitors who register with their website a free gift. Visitors register by providing basic personal data and grant permission to receive future marketing communications from sponsor companies. Sponsor companies will tailor future marketing communications to gift recipients based on proprietary, sponsor owned data mined from survey responses.


SUMMARY OF THE AFREEGIFT TRANSACTION



         General. The afreegift Agreement provides that at the Effective Time (as hereinafter defined) afreegift.com will be merged into esolutions marketing, inc., a wholly subsidiary of the Company organized under the laws of the state of Delaware ("esolutions"), and the separate existence of afreegift.com will cease and the Certificate of Incorporation and Bylaws of esolutions will govern the company. The merger will be consummated and deemed effective (the "Effective Time") once the Company's stockholders have approved the transaction, and all other conditions to the transaction have been satisfied.


         Merger Consideration. At the Effective Time, Sakoff Enterprises, Inc. will be entitled to receive 1000 shares of Common Stock (the "Initial Shares") with the right to receive up to an additional 7,999,000 shares of Common Stock upon satisfaction of the certain financial performance objectives (the "Earn-Out Shares").

         The number of Earn-Out Shares shall be determined based upon the amount of "Gross Revenues" and "Pre-Tax Profits" (as hereinafter defined) generated by esolutions for each fiscal quarter during the period beginning at the Effective Time and ending on December 31, 2001 (the "Earn-Out Period"). As such, if, at the end of a fiscal quarter, the sum of (i) the Initial Shares, (ii) the Earn-Out Shares earned for the previous quarters plus (iii) those Earn-Out Shares which otherwise would be earned based on the Gross Revenues and Pre-Tax Profits for that fiscal quarter would exceed 49.9% of the number of shares of common stock which would be outstanding immediately after the issuance of the Earn-Out Shares with respect to that fiscal quarter ("Percentage Limitation"), then the number of Earn-Out Shares which will be issued and delivered for that fiscal quarter shall be reduced in order that the sum of the Initial Shares, the previously earned Earn-Out Shares and the Earn-Out Shares actually issued with respect to that quarter shall equal the Percentage Limitation. The additional Earn-Out Shares which would have been issued with respect to any fiscal quarter but for the Percentage Limitation are referred to as the "Excess Earn-Out Shares."

         The number of Earn-Out Shares, if any, to be issued will be computed as follows:

         (i) The number of Earn-Out Shares earned for each fiscal quarter shall equal the sum of (a) one (1) share for each $1.00 of Gross Revenues received by esolutions during the quarter plus (B) four (4) shares for each $1.00 of Pre-Tax Profits earned by esolutions during that quarter plus (C) such number of Excess Earn-Out Shares from previous fiscal quarters as may be issued and delivered without violating the Percentage Limitation less (D) that number of shares which has a "Fair Market Value" (as hereinafter defined) on the last business day of such quarter, equal to the product of (x) the number of shares determined in clauses (A) and (B) multiplied by (y) $1.20.

         (ii) In the event that there is a loss before income taxes for any fiscal quarter, then the formula for calculating the number of Earn Out Shares shall be adjusted to provide for a reduction of four (4) shares for each $1.00 of loss.

         (iii) From and after the time that either a minimum of $5,000,000 has been raised either by esolutions or the Company for the benefit of esolutions, whether in a private placement, public offering or otherwise, or if the Company breaches its obligations under the afreegift Agreement, then, in either case, the deduction for losses set forth above shall not apply.

         (iv) If, at the end of the Earn-Out Period, any Excess Earn-Out Shares have not been issued, then the Company shall pay to Sakoff Enterprises, Inc. the Fair Market Value, on the last day of the Earn-Out Period, of such excess Earn-Out Shares. Such payment shall be made within 30 days of the determination date for calculating the number of Earn-Out Shares earned for the last fiscal quarter of the Earn-Out Period.

         (v) Pre-Tax Profits (or loss before income taxes) of esolutions shall be determined in accordance with GAAP consistently applied, except as follows:

                  a. In determining Gross Revenues, barter revenue, which is any revenue received in the form of goods or services, shall be valued at 50% of the estimated cash value of such goods and services; provided, however, that all barter revenues in excess of 10% of the total revenues received in that quarter shall be excluded entirely.

                  b. In determining Pre-Tax Profits or loss before income taxes, no general corporate expense allocations from the Company to esolutions shall be deducted other than direct expenses incurred for esolutions.

                  c. In determining Pre-Tax or loss before income taxes, all costs and expenses relating to the consummation of the merger and the closing shall not be deducted.

                  d. In determining other Gross Revenues, Pre-Tax Profits or losses before income taxes, those principles which are mutually agreed upon from time to time by the Company and Sakoff Enterprises, Inc. shall be used and applied.

                  e. Any stock option of the Company issued to esolutions' employees shall be valued at the time of grant using the Black Sholes Model and included as expense and included in Pre-Tax Profits for the purpose of determining Earn-Out Shares.

         (vi) The Fair Market Value of the Common Stock on a date shall mean the average of the closing prices for such securities during the period of 10 consecutive trading days ending on that date as reported in the Wall Street Journal or on Yahoo Finance.

         If esolutions is meeting or exceeding at least 50% of the Gross Revenue and Pre-Tax Profits targets as established by the parties, the balance of the Earn-Out Shares shall be deemed earned by and shall be issued to Sakoff Enterprises, Inc.

         Board of Directors. At the Effective Time, the Board of Directors of afreegift.com shall become the Board of Directors of esolutions. During the Earn-Out Period, the majority of the persons serving on the esolutions board shall be nominated by Mr. Sakoff. However, the obligation shall terminate on or after the 9-month anniversary of the closing date if esolutions' gross revenues and pre-tax profits are less than 50% of those amounts forecasted in the afreegift.com business plan presented to the Company.

         Furthermore, under the terms of the afreegift Agreement, Mr. Sakoff has been nominated to serve as a member of the Board of Directors of the Company. Mr. Sakoff's election is contingent upon the approval by the stockholders of this proposal. If this proposal is not approved, Mr. Sakoff will not serve on the board even if elected by the stockholders, and his vacancy will not be filled. Also, if this proposal is approved, Mr. Sakoff will have the right to appoint two additional members to the board to serve until the next meeting of stockholders at which directors are elected or their earlier death, removal or resignation. The identity of these individuals is not yet known to the Company.

         Conditions To The Transaction. The respective obligations of the Company and afreegift.com to consummate the merger are subject to the satisfaction of the following conditions, any or all of which may be waived in writing by the parties, in whole or in part, to the extent permitted by applicable law: (a) the approval by the Company's stockholders of the afreegift Agreement; and (b) no governmental entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger.

         The obligation of the Company to effect the merger is also subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived in writing by the Company, in whole or in part: (a) each of the representations and warranties of afreegift.com contained in the afreegift Agreement shall be true and correct in all material respects as of the Effective Time as though made as of the Effective Time; and (b) afreegift.com shall have performed or complied in all material respects with all agreements and covenants required by the afreegift Agreement to be performed or complied with by it on or prior to the Effective Time.

         The obligation of afreegift.com to effect the merger is also subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived in writing by afreegift.com, in whole or in part: each of the representations and warranties of the Company contained in the afreegift Agreement shall be true and correct in all material respects with all agreements and covenants required by the afreegift Agreement to be performed or complied with by it on or prior to the Effective Time.

         There can be no assurance that all of the conditions to the merger will be satisfied.

         Representations and Warranties. The afreegift Agreement contains various representations and warranties of the Company and afreegift.com relating to, among other things, (i) the organization and similar corporate matters of each, (ii) the capitalization of each, (iii) the authorization, execution, delivery, performance and enforceability of the afreegift Agreement and related matters, and the absence of conflicts, violations and defaults under their respective charters and bylaws and certain other agreements and documents, (iv) compliance with applicable laws, (v) the absence of certain changes and events,
(vi) litigation, (vii) employee benefit and labor matters, (viii) taxes, (ix) certain business practices, (x) the vote required to approve the afreegift Agreement, (xi) brokers, and (xii) the accuracy of certain information provided.

         Termination or Amendment of The afreegift Agreement. The afreegift Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the afreegift Agreement and the merger by the stockholders of the Company: (a) by mutual consent of the parties; (b) by the Company, upon a breach of any material representation, warranty, covenant or agreement on the part of afreegift.com set forth in the agreement, or if any representation or warranty of afreegift.com shall have become untrue, in either case such that the Company's conditions to effecting the merger would not be satisfied, subject to a cure period under certain circumstances (a "Terminating afreegift.com Breach"); (c) by afreegift.com, upon a breach of any material representation, warranty, covenant or agreement on the part of the Company set forth in the afreegift Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that afreegift.com's conditions to effecting the merger would not be satisfied, subject to a cure period under certain circumstances (a "Terminating Company"); (d) by either the Company or afreegift.com, if there shall be any order, ruling or decree which is final and nonappealable preventing the consummation of the merger, subject to a limited exception; or (e) by either the Company of afreegift.com, if each of the proposals set forth in this Proxy Statement fail to receive the requisite vote for approval and adoption by the stockholders of the Company.

         In the event of the termination of the agreement, the agreement shall become void, there shall be no liability on the part of the Company or afreegift.com to any other party and all rights and obligations of the parties thereto shall cease, except that no party will be relieved from its obligations with respect to any breach of the agreement. Afreegift.com will in turn be bound by the terms of the Promissory Note and related Security Agreement referenced below.

         The agreement may be amended by the parties thereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time. At any time prior to the Effective Time, any party to the agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party thereto, (b) waive any inaccuracies in the representations and warranties of the other party contained therein or in any document delivered pursuant thereto, and (c) waive compliance by the other party with any of the agreements or conditions contained therein.



ADDITIONAL AGREEMENTS

         In connection with the afreegift.com transaction, Mr. Sakoff has agreed to enter into an employment agreement with afreegift.com, which agreement shall become effective upon approval of the afreegift transaction by the stockholders at the meeting. Under the terms of the employment agreement Mr. Sakoff shall be paid an annual base salary of $120,000 and shall receive benefits commensurate with those received by other executive officers of the Company. The term of the employment agreement is for a period of one year and will be automatically renewed for successive one-year terms unless terminated in accordance with the terms of the employment agreement.

         On December 21, 1999 the Company and afreegift.com also entered in to a Funding Agreement pursuant to which the Company agreed to provide afreegift.com an aggregate amount of $1,000,000 to assist it in meeting its short-term working capital requirements. In the event the afreegift Agreement or the transactions contemplated thereby are not approved by the stockholders at the meeting, afreegift.com will be obligated to repay the $1,000,000 funding amount pursuant to the terms of the Promissory Note, also dated December 21, 1999, executed by afreegift.com in favor of the property, inventory and equipment currently owned by afreegfit.com as set forth in the Security Agreement also entered into between the parties on December 21, 1999.



RATIONALE FOR THE PROPOSAL

         The purpose of the afreegift.com transaction is to diversify the Company's business segment and to take advantage of the emerging eCommerce industry. The Company believes that afreegift.com is well positioned to achieve this objective.


         The Common Stock is currently traded on the Nasdaq SmallCap Market (the "Nasdaq"). Nasdaq Marketplace rules require that the Company obtain stockholder approval prior to the issuance of shares of Common Stock, if the number of shares to be issued equals or exceeds 20% of the number of shares of Common Stock outstanding, before such issuance. In the event afreegift.com satisfies the financial performance criteria set forth in the afreegift Agreement, the Company will be obligated to issue a number of shares of Common Stock which exceeds 20% of the number of shares of Common Stock currently outstanding. To insure compliance of Nasdaq Marketplace rules and to not subject the Company's securities to delisting from the Nasdaq, the Company is seeking stockholder approval of this proposal.

         If Stockholder approval of this proposal is not gained, the afreegift Agreement will be terminated and the parties will remain subject to only the terms and conditions of the Funding Agreement, the Promissory Note and the related Security Agreement.

SELECTED CONSOLIDATED HISTORICAL AND UNAUDITED PROFORMA FINANCIAL INFORMATION


         The following table sets forth selected consolidated historical financial information of the Company for the five fiscal years ended September 30, 1999 and for the three months ended December 31, 1999 and 1998, and proforma financial information for fiscal 1999 for the purpose of giving effect to the afreegift.com transaction as if it was consummated on October 1, 1998. The statement of operations data for the five years ended September 30, 1999; 1998; 1997; 1996; and 1995 and the balance sheet data as of September 30, 1999; 1998; 1997; 1996; and 1995 were derived from the audited consolidated financial statements of the Company, as found in the Company's Annual Reports on Form 10-K for each of the referenced periods, which Annual Reports are hereby incorporated by reference herein. See "Documents Incorporated By Reference." The statement of operations data for the three months ended December 31, 1999 and 1998 and the balance sheet data as of December 31, 1999 and 1998 was derived from the unaudited consolidated financial statements of the Company, as found in the Company's Form 10-Q for the period ended December 31, 1999, which Form 10-Q is hereby incorporated by reference herein. See "Documents Incorporated By Reference." In the opinion of Management, the unaudited financial information provided herein includes all adjustments necessary for a fair presentation of the financial condition and results of operations of the Company for such periods. The results of operations for interim periods are not necessarily indicative of a full year's operations. All information concerning afreegift.com was arrived from its audited financial statements for the period from June 4, 1999 (date at inception) through December 31, 1999.


         In the opinion of management, those proforma statements include all material adjustments necessary to present proforma historical results of the above-described transactions. The proforma information does not purport to be indicative of the financial position or the results of operations which would have been obtained if the acquisition had actually been consummated on the dates indicated. In addition, the proforma financial information does not purport to be indicative of the financial position or results of operations that may be obtained in the future.

         The proforma financial information contained below should be read in connection with the historical financial statements and notes thereto of afreegift.com and the related unaudited proforma information attached hereto as Appendix "B".


                                                                                                           THREE MONTHS ENDED
                                                          YEARS ENDED SEPTEMBER 30,                           DECEMBER 31,
                                                   -------------------------------------                ------------------------

                                      AS ADJUSTED                                                       AS ADJUSTED
                                      -----------                                                       -----------
                                        1999(1)       1998          1997         1996         1995        1999(1)        1998
                                      ----------   ----------    ----------   ----------   ----------   ----------    ----------

                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:

Net Sales .........................   $   38,732   $   38,483    $   55,097   $   31,657   $   32,033   $    4,775    $    4,533
Income (Loss) From
 Continuing Operations ............           98       (5,188)        3,261        2,640        2,337         (693)         (812)
Income (Loss) From
 Continuing Operations Per Share
   Basic ..........................          .02        (1.04)         0.65         0.51         0.48        (0.12)        (0.17)
   Diluted ........................          .02        (1.04)         0.64         0.50         0.47        (0.12)        (0.17)

BALANCE SHEET DATA:

                                                                                                                 AS OF
                                                             AS OF SEPTEMBER 30,                              DECEMBER 31,
                                                   -------------------------------------                ------------------------

                                      AS ADJUSTED                                                       AS ADJUSTED
                                      -----------                                                       -----------
                                        1999(1)       1998          1997         1996         1995        1999(1)        1998
                                      ----------   ----------    ----------   ----------   ----------   ----------    ----------
                                                                            (IN THOUSANDS)
Working Capital ...................   $    5,353   $    4,104    $   14,893   $   15,538   $   15,489   $    4,852    $    3,622
Total Assets ......................       22,259       23,561        37,546       31,907       22,164       19,585    $   22,492
Total Debt ........................        9,742       11,992        13,500        9,498        1,267        6,568    $   11,992
Total Shareholders'
 Equity ...........................   $    8,384   $    7,110    $   18,595   $   19,064   $   17,600   $    7,947    $    6,297


(1) Proforma statements of operations data for the year ended September 30, 1999 and for the three months ended December 31, 1999 adjusted to give effect to the afreegift.com transaction as if it was consummated on October 1, 1998. Proforma balance sheet data as of September 30, 1999 and December 31, 1999 adjusted to give effect to the afreegift.com transaction as if it was consummated on those dates.

         During July 1998, the Company adopted a plan to discontinue its Recycling and Recovery Equipment Business. See Note 8 of Notes to the Consolidated Financial Statements of the Company, as filed on the 10-K for the period ended September 30, 1999. The Statement of Operations Data above has been recast to exclude such discontinued operations.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The board unanimously recommends that each stockholder vote in favor of this proposal. A majority of the votes entitled to be cast by the holders of all of the shares of Common Stock that are present at the meeting and entitled to vote will be necessary to adopt this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AFREEGIFT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREIN.


                                   PROPOSAL 2.
                              ELECTION OF DIRECTORS

         The Board of Directors is currently composed of four (4) members. At the Annual Meeting, all directors will be elected to serve for one year expiring on the date of the Annual Meeting of Stockholders the following year. Each director elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by the Company's Bylaws. The names of the nominees for the Board of Directors are listed below. As described in Proposal 1., Scott L. Sakoff is also a nominee to serve on the Board of Directors. However, Mr. Sakoff's election to the board is contingent upon the approval of the afreegift Agreement as described in Proposal 1. If the afreegift Agreement is not approved, Mr. Sakoff will not accept election to the board and his vacancy will not be filled. Shares represented by a properly executed Proxy in the accompanying form will be voted for such nominees. However, discretionary authority is reserved to vote such shares in the best judgment of the persons named as proxies in the event that any person or persons other than the nominees listed below are to be voted on at the meeting due to the unavailability of any nominee so listed.

         Except for Mr. Sakoff, all persons named below are directors of the Company at the present time. There are no family relationships between any nominee, director or executive officer of the Company.

                                    NOMINEES

GEORGE CANNAN, SR. Mr. Cannan founded Environmental Materials Corp. ("EMC") a wholly owned subsidiary of the Company in 1975 and has been President, Chief Executive Officer and a director of EMC since that time. Mr. Cannan founded the Company in 1989; was President and Chief Executive Officer until December 31, 1995; has been Chairman of the Board and a director of the Company since 1989; and was reappointed Chief Executive Officer in 1999. In July 1992, EMC became a wholly owned subsidiary of the Company. Mr. Cannan has been responsible for all phases of the Company's operations since its inception. Prior to founding EMC, Mr. Cannan was a manufacturer's representative in the automotive industry.

JOHN STEFIUK. Mr. Stefiuk is the President of Federal Bronze Products, Inc. a metal servicing center and representative agency based in Newark, New Jersey. Mr. Stefiuk joined Federal Bronze in 1972 and became President in 1978. During his tenure at Federal Bronze, he has held various managerial and operating positions.

JOHN D. MAZZUTO. Mr. Mazzuto is the President of Platinum Holdings, a private investment company. Mr. Mazzuto has held prior positions with Asian Oceanic Group, an international merchant bank where he served as President of the bank's New York subsidiary and Group Managing Director of the parent company. Prior to this, he held the position of Managing Director of Corporate Finance for Chemical Bank.

ROBERT J. CASPER. Mr. Casper is the President and Chief Executive Officer of R.J. Casper & Associates. Mr. Casper has held prior positions as Chairman of Midwestern National Life Insurance Company, President of MC Equities, President/Chief Operating Officer of U.S. Life Corporation and Executive Vice President of Home Life Insurance Company. Mr. Casper's background encompasses over 30 years of experience in the life insurance industry, with 25 years of executive level, hands on management experience.

SCOTT L. SAKOFF. Mr. Sakoff is President/CEO of afreegift.com. Prior to forming afreegift.com, Mr. Sakoff founded and directed the growth of Access Media & Marketing Services, Inc., a Nationally recognized Media Management firm serving Retail and Direct Response Marketers. Mr. Sakoff has developed Advertising/Direct Marketing programs and consulted for clients such as Toshiba, Sony, CBS TV, Telemundo (Spanish TV Network), Nationwide Auto Insurance and leading National retailers such as Play It Again Sports and USA Baby. He has 20 years of hands on management and account development experience in the Advertising/Marketing field.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO ELECT THE AFOREMENTIONED NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

                          INFORMATION CONCERNING BOARD

         The Board of Directors met three times in fiscal 1999, and acted by unanimous consent on one occasion.

         The Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. The Audit Committee is responsible for reviewing the Company's audited financial statements, meeting with the Company's independent accountants to review the Company's internal controls and financial management practices and examining all agreements or other transactions between the Company and its directors and officers (other than those compensation functions assigned to the Compensation Committee) to determine whether such agreements or transactions are fair to the Company's stockholders. Jack Stefiuk and Robert Casper serve on the Audit Committee.

         The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers and administering the Company's stock option plans. Jack Stefiuk and Robert Casper serve on the Compensation Committee.

         The Company's Executive Committee has the authority to act, between meetings of the full Board of Directors, on any matter than might properly be brought before the Board of Directors, subject to exceptions for certain major matters. George Cannan and John Mazzuto serve on the Executive Committee.


         Directors of the Company receive no cash compensation for serving on the Board of Directors, other than reimbursement of reasonable expenses incurred in attending meetings. Directors receive options to purchase 5,000 shares of Common Stock for serving on the Board of Directors.



                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of the date of this Proxy Statement, the name and number of shares of Common Stock held by each person known to the Company to own beneficially more than five percent (5%) of the Company's Common Stock and the number of shares owned by each director of the Company, the Company's Chief Executive Officer and its other four most highly compensated executive officers, and all directors and executive officers as a group. Each of the following has an address c/o EVTC, Inc., 121 S. Norwood Drive, Hurst, Texas 76053. All shares are owned directly by the named person.


                                                 NUMBER OF
                                                  SHARES                PERCENT OF
                                                  ------                ----------
                    NAME                          OWNED                  CLASS(1)
                    ----                          -----                  --------
               George Cannan, Sr                 1,710,060                 29.6%

               Caroline Costante                   122,761                  2.1%

                  David Keener                      63,000                  1.1%

                  John Stefiuk                      65,000                  1.1%

                 Robert Casper                      31,000                  0.5%

                  John Mazzuto                      35,000                0.6 %

               All Directors and
                  Officers as
               a Group (6 persons)               2,026,821                 35.1%



(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this report upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this report have been exercised.

(2) Includes 40,000 shares of Common Stock issuable upon the exercise of stock options (10,000 of which are presently exercisable).

(3) Includes 45,000 shares of Common Stock issuable upon the exercise of stock options, and none of which are presently exercisable.

(4) Includes 15,000 shares of Common Stock issuable upon the exercise of stock options, which are presently exercisable.

(5) Includes 5,000 shares of Common Stock issuable upon the exercise of stock options, which are presently exercisable.

(6) Includes 35,000 shares of Common Stock issuable upon the exercise of stock options, which are presently exercisable.

                              CERTAIN TRANSACTIONS

         The Company's refrigerant packaging and distribution operations are located in a 21,000 square foot building situated at 550 James Street, Lakewood, New Jersey 08701. The building is leased at a rental of $10,000 per month from George Cannan, Sr., the Company's founder, Chairman and principal stockholder, pursuant to a 5-year lease. The Company believes that the terms of such lease are at least as favorable as those that it could obtain from a non-affiliated third party.

         As of September 30, 1999, the Company had a $371,016 note receivable from George Cannan, Sr. This note receivable bears interest at 7% per annum and is secured by the 21,000 square foot building located at 550 James Street in Lakewood, New Jersey. The Company plans to purchase the Lakewood, New Jersey facility for a fair market value of $871,000, financed by a mortgage for approximately $500,000 and forgiveness of the note receivable due from Mr. Cannan.


                             EXECUTIVE COMPENSATION

         The following table sets forth compensation for the Company's Chairman and Chief Executive Officer ("CEO) and each officer that earned over $100,000 during such years (the "Named Executives"):


                                                                                      STOCK
               NAME AND PRINCIPAL                                                    OPTIONS
                   POSITION                  YEAR      SALARY($)     BONUS($)        (SHARES)
                   --------                  ----      ---------     -------         --------
               George Cannan, Sr.
                  Chairman/CEO               1999      $ 200,000       (1)                 -0-
                                             1998      $ 200,000       (1)                 -0-
                                             1997      $ 200,000       (1)                 -0-

                David A. Keener
            Chief Financial Officer          1999      $ 123,077       (1)             45,000
                                             1998      $  85,998                           -0-

               James Hellauer (2)
                 CEO/President               1999      $      -0-      (1)                 -0-


(1) Represents less than 10% of the Executive's compensation.

(2) Mr. Hellauer resigned in 1999. Mr. Hellauer's salary was paid by Colmen Capital Advisors from the monthly management fees paid by the Company to Colmen.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth stock options granted to the Chairman and CEO and Named Executives as of September 30, 1999.


                              NUMBER OF               % OF TOTAL OPTIONS
                               OPTIONS                     GRANTED TO                EXERCISE        EXPIRATION        GRANT
      NAME                    GRANTED AT                   EMPLOYEES                ($/SHARE)          DATE            VALUE $
                            FISCAL YEAR END              IN FISCAL YEAR
                           SEPTMBER 30, 1999            SEPTEMBER 30, 1999
--------------------- ------------------------- --------------------------------- -------------- ------------------ -------------
George Cannan,
Sr.                              0                             0.0%                   $0.000             --                 $0.00

David Keener                   45,000                         11.8%                   $0.625          2-18-2009        $28,125.00

James Hellauer                   0                             0.0%                   $0.000                                $0.00


OPTION EXERCISES DURING, AND STOCK OPTIONS HELD AT END OF FISCAL 1999

         The following table indicates the total number and value of exercisable stock options held by the Named Executives as of September 30, 1999. No options were exercised by the Named Executives in the fiscal year ended September 30, 1999:


                                                                                          VALUE OF UNEXERCISED
                                              NUMBER OF UNEXERCISED                       IN-THE-MONEY OPTIONS
                                            OPTIONS AT FISCAL YEAR END                    AT FISCAL YEAR END (1)
                                            --------------------------                    ----------------------
                     NAME               EXERCISABLE        UNEXERCISABLE           EXERCISABLE        UNEXERCISABLE
              ------------------        -----------        -------------           -----------        -------------
              George Cannan,Sr.             0                      0                 $  0                $    0

              David Keener                  0                 45,000                    0                50,850

              James Hellauer                0                      0                    0                     0


(1) Based on the last sale price for the Company's Common Stock on September 30, 1999 of $1.13 per share, as reported by NASDAQ.

STOCK OPTION PLANS

         The Company maintains stock option plans designated as the 1992 Stock Option Plan (the "1992 Plan") and the 1996 Stock Option Plan (the "1996 Plan"), collectively the "Option Plans", pursuant to each of which 500,000 shares of Common Stock have been reserved for issuance upon the exercise of options designated as either (i) incentive stock options ("ISOs") under the Internal Revenue Code of 1986, amended (the "Code") or (ii) non-qualified options. Nonqualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. In certain circumstances, the exercise of stock options may have an adverse effect on the market price of the Company's Common Stock.

         The purpose of the Option Plans is to encourage stock ownership by certain directors, officers and employees of the Company and certain other people instrumental to the success of the Company and give them a greater personal interest in the success of the Company. The Option Plans are administered by the Board of Directors. The board, within the limitations of the Option Plans, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights by the Company are to be imposed on shares subject to options. ISOs granted under the Option Plans may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Non-qualified options granted under the Option Plans may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Options granted under the Option Plans will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company). Any options granted under the Option Plans are not transferable during the optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

EMPLOYMENT AGREEMENTS

         David Keener, the Company's President, as of January 7, 2000 and Chief Financial Officer, is subject to the terms of an employment agreement whereby Mr. Keener is entitled to receive a base compensation of $120,000, bonus and benefits commensurate with other executive officers of the Company.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee is comprised of Jack Stefiuk and Robert Casper. The Compensation Committee reviews, recommends and approves changes to the Company's compensation policies and programs and is responsible for reviewing and approving the compensation of the Chief Executive Officer and other senior officers of the Company.

         The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

         The Company believes that executive compensation should be based upon value returned to stockholders. The Company has developed compensation programs designed to reflect Company performance and to be competitive in the marketplace. In designing its compensation programs, the Company attempted to reflect both value created for stockholders while supporting the Company's strategic goals. The Company's compensation programs reflect the following themes:

     o Compensation should be meaningfully related to the value created for stockholders.

     o Compensation programs should support the Company's short-term and long-term strategic goals and objectives.

     o Compensation programs should promote the Company's value and reward individuals for outstanding contributions to the Company's success.

     o Short-term and long-term compensation should be designed to attract and retain superior executives.

         The Company's executive compensation is based upon three components, base salary, annual incentive bonuses and long-term incentives, which are intended to serve the overall compensation philosophy.

BASE SALARY

         The base salary of each executive officer is determined as a function of three principal factors: the individual's performance, the relationship of the individual's salary to similar executives in comparable companies, and increases in the individual's responsibilities, whether through promotions or otherwise. The base salaries of the named executives remained constant in Fiscal 1999.

ANNUAL INCENTIVE BONUS

         The Company's annual incentive bonuses are designed to reflect the individual officer's contribution to the profitability of the Company and any special achievements by the respective officers. Each officer's bonus is based upon the Company's performance in various areas, such as sales, profit margins, operating expenses and earnings before interest and taxes as compared to a pre-determined plan for each officer for each year.

                                                The Compensation Committee

                                                  /s/  Jack Stefiuk
                                                  -----------------------------
                                                       Jack Stefiuk

                                                  /s/  Robert Casper
                                                  -----------------------------
                                                       Robert Casper

                                PERFORMANCE TABLE

         The comparative stock performance table below compares the cumulative stockholder return on the Common Stock of the Company for the period from September 30, 1994 through September 30, 1999 with the cumulative total return
(i) on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) of a peer group of specialty chemical industry companies (assuming the investment of $10,000 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group on September 30, 1994 and reinvestment of all dividends).

         This table shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporate this graph by reference, and shall not otherwise be deemed filed under such Acts.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
             AMONG EVTC, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP





                                    [CHART]









   COMPARISON OF CUMULATIVE TOTAL RETURN OF COMPANY, NASDAQ AND INDUSTRY INDEX

                               AS OF DECEMBER 31,


                              1995                1996            1997          1998         1999
Company                      18,000              13,500          13,000         1,500          ___
NASDAQ                       13,500              16,500          20,000        28,000          ___
Industry Index               11,000              11,500          13,000        11,200          ___

                                   PROPOSAL 3.
                            INCREASE IN THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

DESCRIPTION OF THE PROPOSAL

         The board has approved, subject to the consideration and approval of the stockholders of the Company, a proposed amendment to the Company's Certificate of Incorporation to increase the authorized capital stock of the Company by increasing the number of shares of Common Stock available for issuance from 10,000,000 shares to 25,000,000 shares. The number of shares of preferred stock available for issuance shall remain the same.

RATIONALE FOR THE PROPOSAL

         The principal reason for recommending approval of this proposal is to accommodate the potential issuance of up to an additional 8,000,000 shares of Common Stock pursuant to the terms of the afreegift.com transaction and to have sufficient shares available to raise additional equity capital in the future.

         As of the Record Date, a total of 2,896,480 shares of Common Stock were authorized but not issued or reserved for issuance. On the Record Date, a total of 5,869,651 shares of Common Stock were issued and outstanding and a total of 1,233,869 shares of Common Stock were reserved or otherwise committed for possible issuance by the Company to the holders of various warrants and to employees pursuant to various benefit plans of the Company.

         The proposal to increase the Company's authorized Common Stock is thus intended to ensure that the Company has sufficient Common Stock to meet the foregoing obligations and to provide additional authorized shares that could be issued in connection with exercise of stock options, possible future stock splits, stock dividends and mergers and acquisitions and to raise additional capital, which could include public offerings or private placements of Common Stock or securities convertible into Common Stock.

         While the board believes it important that the Company have the flexibility that would be provided by having available additional authorized Common Stock, the Company does not now have any commitments, arrangements or understandings which would require the issuance of such additional shares of Common Stock. The availability of additional authorized shares of Common Stock would simply permit the board to respond in a timely manner to future opportunities and business needs of the Company as they may arise and would avoid the possible necessity and expense of a special meeting of stockholders to increase the authorized Common Stock.

         If this proposal is not approved by the stockholders, the Company will be unable to consummate the afreegift.com transaction.

EFFECTS OF THE ADOPTION OF THE PROPOSAL

         If the authorized shares of Common Stock are increased as proposed, the authorized shares of Common Stock would be available for issuance from time to time upon such terms and for such purposes as the board may deem advisable without further action by the stockholders of the Company except as may be required by law or the rules of any stock exchange on which the Common Stock may be listed. Such an issuance may decrease or increase the book value per share of the Common Stock presently issued and outstanding, depending upon whether the consideration paid for such newly issued shares is less or more than the book value per share prior to issuance. The issuance of additional shares could dilute the voting power and equity of the holders of outstanding Common Stock and may have the effect of discouraging attempts by a person or group to take control of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         Adoption of the proposal to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of the majority of the shares of the Common Stock outstanding on the Record Date. If approved by the stockholders, such increase in the number of authorized shares will become effective on the filing with the Secretary of State of Delaware of an amendment to the Company's Certificate of Incorporation setting forth such increase in the outstanding shares Common Stock.

THE BOARD RECOMMENDS A VOTE FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 25,000,000 SHARES.

                                   PROPOSAL 4.
                           APPROVAL OF THE EVTC, INC.
               2000 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

SUMMARY DESCRIPTION OF OPTIONS AND TAX STATUS

The full text of the 2000 Incentive and Non-Qualified Stock Option Plan (the "2000 Plan") is set forth as Appendix "C" to this Proxy Statement and reference is made thereto for a complete statement of the terms of the document.

SHARES RESERVED FOR ISSUANCE. Pursuant to the terms of the 2000 Plan, one million (1,000,000) shares of the Company's Common Stock are reserved for issuance thereunder. In the event there is any change in the number of issued shares of the Common Stock of the Company without new consideration to the Company (such as by stock dividends or stock splits), the number of shares reserved for issuance under the 2000 Plan, the number of shares subject to any outstanding option and the option price per share of each outstanding stock option shall be appropriately adjusted. Similarly, if the Company shall be party to a merger, consolidation, reorganization, sale or similar occurrence, equitable adjustment in the option may be made.

ADMINISTRATION PLAN; AWARD OF OPTIONS. The 2000 Plan is administered by the Board of Directors. Pursuant to its authority, the board may grant options to purchase shares of Common Stock reserved under the Plan to all employees and consultants of the Company.

AMENDMENTS. The Board of Directors may amend the Plan as it deems advisable. No amendment may, without further approval of the stockholders of the Company within twelve months before or after the date on which such amendment was adopted, (a) increase the total number of shares which may be made to options granted under the 2000 Plan, (b) change the manner of determining the option price, (c) change the criteria of determining which employees are eligible to receive options, (d) extend the period during which options may be granted or exercised, or (e) withdraw the administration of the 2000 Plan from the Board of Directors.

VESTING. Options granted to employees under the 2000 Plan are to vest and become exercisable as specified in each grant provided that certain conditions are satisfied. For a description of these conditions, see the subsection below entitled "Termination of Employment."

EXERCISE PERIOD. The options granted to employees under the 2000 Plan may not be exercised more than ten (10) years after the date of grant or five (5) years after the date of grant in the case of an incentive option granted to a 10% stockholder.

TERMINATION OF EMPLOYMENT. Outstanding incentive stock options must be exercised during employment with the Company or within three months after termination of employment with the Company (other than by reason of death or permanent disability, in which case they must be exercised within three years after termination). In addition, options are exercisable only to the extent that they are vested as of the date of termination of employment.

NONTRANSFERABILITY. Each incentive option granted under the 2000 Plan is not transferable by the holder except by will or the laws of descent and distribution of the State wherein the holder is domiciled at the time of his death. If the administrator makes an option transferable, such option shall contain additional terms and conditions as the administrator deems appropriate.

MERGER OR ASSET SALE OF THE COMPANY. In the case of (i) a merger of the Company with or into another corporation or (ii) the sale of substantially all of the assets of the Company, all outstanding options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary thereof. In the event an option is assumed or substituted for, the option or substituted option shall continue to be exercisable as it would have been in the absence of the transaction for so long as the optionee serves as a employee of the successor corporation. If, following such an assumption or substitution, the optionee's status as a employee is terminated other than as a result of his or her voluntary resignation, his or her options shall become fully exercisable and shall be exercisable for such period during which options may generally be exercised under the plan by an individual who is no longer an employee.

FEDERAL INCOME TAX TREATMENT OF OPTIONS. The options to be granted under the 2000 Plan may be deemed to be qualified or non-qualified within the meaning of the Code, in the discretion of the Board of Directors. Generally, an optionee will recognize ordinary income upon exercise of a non-qualified stock option (or, if the stock subject to the option is restricted within the meaning of Code
Section 83 and the optionee does not otherwise elect to recognize income upon the exercise of the stock option, at such time as the shares become transferable or are no longer subject to a substantial risk of forfeiture) in an amount equal to the excess (if any) of the fair market value of the shares purchased at the time of exercise over the exercise price. The Company will be entitled to an income tax deduction in the same amount and at the same time as the optionee recognizes such income. Upon the sale of shares which were purchased upon the exercise of an option, the optionee will recognize capital gain or loss measured by the difference between the amount recognized in connection with the exercise (or possibly the grant) of the stock option. Such capital gain or loss will be short-term or long -term, depending upon the length of time thee shares were held by the optionee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S 2000 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.


                                   PROPOSAL 5.
                           APPROVAL OF THE APPOINTMENT
                   OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS

         The board has appointed, subject to approval of the stockholders, the firm of BDO Seidman, LLP ("BDO Seidman") as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending September 30, 2000. BDO Seidman has served as the Company's independent public accountants since 1999 and audited the books and records of the Company for its fiscal year ended September 30, 1999. To the knowledge of management of the Company, neither BDO Seidman nor any of their members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent public accountants.

         Stockholder approval of this appointment is not required; however, as a matter of good corporate governance, the board is seeking approval of this appointment. If the appointment is not approved, the board must then determine whether to appoint other auditors prior to the end of the current fiscal year, and in such case, the opinions of stockholders will be taken into consideration.

         The following resolutions concerning the appointment of independent auditors will be offered at the meeting:

                  RESOLVED, that the appointment by the Board of Directors of BDO Seidman to audit the consolidated financial statements and related books, records and accounts of the Company and its subsidiaries for the fiscal year 2000 at a remunerations to be determined by the Board of Directors of the Company is hereby ratified.

         The enclosed Proxy will be voted as specified, but if no specifications is made, it will be voted in favor of the adoption of the resolution of approval of BDO Seidman as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending September 30, 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPOINTMENT OF BDO SEIDMAN AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.


                                     GENERAL

         The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

         Unless otherwise directed, the persons named in the accompanying form of Proxy intend to vote all Proxies received by them in favor of each of the proposals identified herein. All Proxies will be voted as specified.

         Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting, and it has no information that others will do so. If other matters requiring the vote of the stockholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxies held by them in accordance with their judgment on such matters.

                STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

         Stockholder proposals for inclusion in the proxy materials related to the 2000 Annual Meeting of Stockholders must be received by the Company no later than November 1, 2000. A stockholder must have been a record or beneficial owner of the Company's Common Stock for at least one year prior to November 1, 2000, and the stockholder must continue to own such shares, worth at least $1,000, through the date on which the meeting is held.

                             FORM 10-K ANNUAL REPORT

         Upon written request by any stockholder entitled to vote at the 2000 Annual Meeting, the Company will furnish that person without charge a copy of the Form 10-K Annual Report which it filed with the Securities and Exchange Commission for 1999, including financial statements and schedules. If the person requesting the report was not a stockholder of record on January 25, 2000, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company's Common Stock at the close of business on that date. Requests should be addressed to EVTC, Inc., Attention Investor Relations, 121 S. Norwood Drive, Hurst, Texas 76053.



                     "DOCUMENTS INCORPORATED BY REFERENCE"

         The Company undertakes to provide, without charge, to any stockholder entitled to vote at the Meeting a copy of the following documents which are incorporated herein by reference: (i) Annual Reports on Form 10-K for the fiscal years ended September 30, 1999, 1998, 1997, 1996, and 1995, respectively and
(ii) the Company's quarterly report on Form 10-Q for the quarter ended December 31, 1999. Requests may be made in writing or orally, and should be directed to David Keener, President, EVTC, Inc., 121 S. Norwood Drive, Hurst, Texas 76053, telephone number 817/282-0022 or fax number 817/282-0033. Copies will be mailed within one (1) business day of receipt of such request.




                                            By Order of the Board of Directors

                                            EVTC,  INC.

                                            -----------------------------------
                                            GEORGE CANNAN
                                            Chief Executive Officer

Hurst, Texas

March 3, 2000

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of the 21st day of December, 1999 by and among afreegift.com, Inc., a Nevada corporation ("Target"), Sakoff Enterprises, Inc., a Delaware corporation ("Shareholder"), Scott L. Sakoff ("Sakoff"), EVTC, Inc., a Delaware corporation ("Parent") and e solutions marketing, inc., a Texas corporation in formation ("Sub"). (Target and Sub are collectively referred to as the "Constituent Corporations.")

                                    RECITALS

         WHEREAS, Parent, Sub and Target desire to enter into a merger ("Merger") in accordance with the applicable provisions of the statutes of Texas and Nevada;

         WHEREAS, for federal income tax purposes, the parties intend that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code");

         WHEREAS, the value of Target is difficult to determine, particularly because of the characteristics of an e-commerce business and the early stage of Target; and, therefore, the parties believe it to be fairest to all of them that a substantial portion of the consideration in the Merger be the right to receive stock based on future contingencies;

         WHEREAS, Shareholder is the sole shareholder of Target and Sakoff is the President of Shareholder; and

         WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the Recitals, which are incorporated by reference, and the mutual promises herein contained, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

     1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to the terms and conditions of this Agreement and any related agreement executed by the parties in connection with the Merger, Target shall be merged into Sub, and the separate existence of Target shall cease, in accordance with the applicable provisions of the Texas Business Corporation Act ("TBCA") and
Section 78.010 et seq. of the Nevada Revised Statutes ("NCL").

         (b) Sub will be the surviving corporation in the Merger and will be governed by the laws of the State of Texas. (For periods after the Effective

Time, Sub is sometimes referred to herein as the "Surviving Corporation.") The separate corporate existence of Sub and all of its rights, privileges, immunities and franchises, public or private, and all its duties and liabilities as a corporation organized under the TBCA, will continue unaffected by the Merger.

         (c) The Merger will have the effects specified by the TBCA and the NCL.

     1.2 Effective Time. As soon as practicable following fulfillment or waiver of the conditions specified in Article VIII, and provided that this Agreement has not been terminated or abandoned pursuant to Article IX, the Constituent Corporations will cause the Articles of Merger (the "Articles of Merger") to be filed with the Secretary of State of Texas, and will cause all documents required to be filed or submitted by them under the NCL in connection with the Merger to be so filed or submitted. Subject to and in accordance with the laws of the States of Texas and Nevada, the Merger will become effective at the date and time the Articles of Merger is filed with the Secretary of State of Texas or such later time or date as may be specified in the Articles of Merger (the "Effective Time"). Each of the parties will use its best efforts to cause the Merger to be consummated as soon as practicable following the fulfillment or waiver of the conditions specified in Article VIII.

                                   ARTICLE II

                            THE SURVIVING CORPORATION

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time.

     2.2 By-Laws. The By-Laws of Sub as in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation after the Effective Time.

     2.3 Board of Directors. At the Effective Time, the Board of Directors of Target shall become the Board of Directors of the Surviving Corporation. Through the end of the "Earn-Out Period" (as defined in Section 3.2(a)), Parent shall cause the Board of Directors of the Surviving Corporation always to consist of a majority of persons designated by Shareholder (or any successor in interest to Shareholder). Without limiting the generality of the foregoing, Parent also agrees that if any person who had been designated by Shareholder or such successor dies, resigns or is removed, such vacancy shall be filled by a person designated by Shareholder or such successor. However, the obligations of Parent under this Section 2.3 shall terminate on or after the 9-month anniversary of the Closing Date if (x) both Surviving Corporation's actual cumulative "Gross Revenues" and "Pre-Tax Profits" (as defined in Section 3.2(b)(v)) at the end of any fiscal quarter are less than 50% of those amounts forecasted in Target's business plan as revised on 12/1/99 ("Business Plan") which has been delivered to Parent and (y) Parent has funded at least $1,000,000 in cash and/or stock to Sub and/or its vendors.

                                   ARTICLE III

                              CONVERSION OF SHARES

     3.1 Conversion of Target Shares in the Merger. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Target, all issued and outstanding shares of Common Stock, no par value, of Target ("Target Common Stock") shall be converted into, and become exchangeable for, the sum of (i) the number of "Initial Shares" of Common Stock, $0.01 par value, of Parent ("Parent Common Stock") set forth in this Section 3.1 plus (ii) the right to receive such number of additional shares of Parent Common Stock as shall be determined pursuant to Section 3.2 ("Earn-Out Shares"). The number of Initial Shares shall be the sum of (i) 1,000 shares plus (ii) or a greater amount if mutually agreed to by all parties (iii) such number of shares as Parent and Shareholder agree would have been earned under Section 3.2 if the first fiscal quarter of the Earn-Out Period had begun on the date hereof and ended on the last day of the month immediately preceding the Effective Time. The Initial Shares and, when earned, the Earn-Out Shares shall be validly issued, fully paid and non-assessable. The Shareholder or any successor in interest shall not have any rights as a shareholder of Parent with respect to any Earn-Out Shares until those have been earned pursuant to Sections 3.2 and 3.3.

     3.2 Earn-Out Shares.


         (a) The number of Earn-Out Shares shall be determined based upon the amount of "Gross Revenues" and "Pre-Tax Profits" (as defined in Section 3.2(b)(v)) generated by the Surviving Corporation for each fiscal quarter during the period beginning at the Effective Time and ending on December 31, 2001 (the "Earn-Out Period"). (However, solely for the purpose of determining the number of Earn-Out Shares, the first fiscal quarter during the Earn-Out Period shall be deemed to begin on the date of this Agreement and end on the last day of the fiscal quarter during which "Closing," as defined in Section 7.1, occurs.) However, in no event, shall the Target Common Stock be converted in the Merger into more than 8,000,000 shares of Parent Common Stock, subject to adjustment pursuant to Section 3.2(e). Notwithstanding the foregoing but subject to Sections 3.2(b)(iv) and 3(d), if, at the end of a fiscal quarter, the sum of (i) the Initial Shares, (ii) the Earn-Out Shares earned for the previous quarters plus (iii) those Earn-Out Shares which otherwise would be earned based on the Gross Revenues and Pre-Tax Profits for that fiscal quarter would exceed 49.9% of the number of shares of Parent Common Stock which would be outstanding immediately after the issuance of the Earn-Out Shares with respect to that fiscal quarter ("Percentage Limitation"), then the number of Earn-Out Shares which will be issued and delivered for that fiscal quarter shall be reduced in order that the sum of the Initial Shares, the previously earned Earn-Out Shares and the Earn-Out Shares actually issued with respect to that quarter shall equal the Percentage Limitation. (The additional Earn-Out Shares which would have been issued with respect to any fiscal quarter but for the Percentage Limitation are referred to as the "Excess Earn-Out Shares.")

         (b) The number of Earn-Out Shares, if any, to be issued will be computed as follows:

               (i) The number of Earn-Out Shares earned for each fiscal quarter shall equal the sum of (A) one (1) share for each $1.00 of Gross Revenues received by Surviving Corporation during the quarter plus (B) four (4) shares for each $1.00 of Pre-Tax Profits earned by Surviving Corporation during that quarter plus (C) such number of Excess Earn-Out Shares from previous fiscal quarters as may be issued and delivered without violating the Percentage Limitation less
          (D) that number of shares which has a "Fair Market Value," as defined in Section 3.2(b)(vi), on the last business day of such quarter, equal to the product of (x) the number of shares determined in clauses (A) and (B) multiplied by (y) $1.20. For example, if (i) Surviving Corporation had Gross Revenues of $100,000 and had Pre-Tax Profits of $5,000 during a quarter, (ii) the Fair Market Value of each share was $10.00 at the end of such quarter and (iii) there were 2,000 Excess Earn-Out Shares from all previous quarters, then, subject to the Percentage Limitation, Shareholder would receive 107,600 shares. This would equate to 100,000 shares for the Gross Revenues and 20,000 shares for the Pre-Tax Profits less 14,400 shares (120,000 shares multiplied by $1.20 divided by $10.00) plus the 2,000 Excess Earn-Out Shares. However, if only 100,000 shares could be delivered to Shareholder without violating the Percentage Limitation, then only that number would be delivered to Shareholder and the balance of 7,600 shares would constitute Excess Earn-Out Shares.

               (ii) In the event that there is a loss before income taxes for any fiscal quarter, then, subject to Section 3.2(b)(iii), the calculation in Section 3(b)(i) above shall be reduced by four (4) shares for each $1.00 of such loss.

               (iii) From and after the time that either a minimum of $5,000,000 has been raised either by Surviving Corporation or by Parent for the benefit of Surviving Corporation, whether in a private placement, public offering or otherwise, or Parent has breached its obligations under Section 6.4, then, in either case, the deduction for losses in
          Section 3.2(b)(ii) shall not apply.

               (iv) If, at the end of the Earn-Out Period, any Excess Earn-Out Shares have not been issued to Shareholder, then Parent shall pay to Shareholder the Fair Market Value, on the last day of the Earn-Out Period, of such Excess Earn-Out Shares. Such payment shall be made within 30 days of the "Determination Date" (as defined in Section 3.2(c)) for calculating the number of Earn-Out Shares earned for the last fiscal quarter of the Earn-Out Period.

               (v) Pre-Tax Profits (or loss before income taxes) of Surviving Corporation shall be determined in accordance with GAAP consistently applied, except as follows:

                    (A) In determining Gross Revenues, barter revenue, which is any revenue received in the form of goods or services, shall be valued at 50% of the estimated cash value of such goods and services; provided, however, that all barter revenues in excess of 10% of the total revenues received in that quarter shall be excluded entirely.

                    (B) In determining Pre-Tax Profits or loss before income
               taxes, no general corporate expense allocations from the Parent to Surviving Corporation shall be deducted other than direct expenses incurred for Surviving Corporation.

                    (C) In determining Pre-Tax Profits or loss before income
               taxes, all costs and expenses relating to the consummation of the Merger and the closing under this Agreement shall not be deducted.

                    (D) In determining either Gross Revenues, Pre-Tax Profits or losses before income taxes, those principles which are mutually agreed upon from time to time by Parent and Shareholder (and which are initially set forth in the Business Plan shall be used and applied.

                    (E) Any stock options of EVTC issued to Target employees
               shall be valued at the time of grant using the Black Sholes Model and included as expense and included in Pre-Tax Profits for the purpose of determining Earn-Out Shares.

               (vi) The Fair Market Value of Parent Common Stock on a date shall mean the average of the closing prices for those securities during the period of ten consecutive trading days ending on that date as reported in the Wall Street Journal or on Yahoo Finance.



         (c) Within 15 business days following the end of each fiscal quarter during the Earn-Out Period, Surviving Corporation shall deliver to Parent a calculation of the Earn-Out Shares earned for that quarter (including Excess Earn-Out Shares) as determined in accordance with Section 3.2(b). Unless Parent objects to such calculation within 30 business days thereafter, such calculation shall be binding and conclusive. If Parent does timely object, then it shall so notify Shareholder setting out the disputed items in reasonable detail. Any disputed item which has not been settled by the Shareholder and Parent within 10 business days thereafter shall be submitted to the independent certified public accountant for Parent; and his determination of such disputed items shall be binding and conclusive on all parties. Parent shall use commercially reasonable efforts to cause such accountant to deliver its determination to Shareholder and Parent within 75 business days of the close of the applicable period. All costs and expenses of such accountant shall be borne by Parent. (Each determination of the number of Earn-Out Shares earned for a quarter which has been agreed to by Shareholder and Parent or otherwise has become binding and conclusive is referred to as a "Determination"; and the date on which a Determination has been agreed upon or has become binding and conclusive is referred to as a "Determination Date.")

         (d) Notwithstanding anything in this Agreement to the contrary (including the Percentage Limitation), if the Surviving Corporation is meeting or exceeding at least 50% of the Gross Revenue and Pre-Tax Profits as listed in Target's Business Plan as adjusted pursuant to Section 3.2(e), then, without the need for any action by Shareholder or Parent:

               (i) The balance of the Earn-Out Shares shall be earned and issued, and Shareholder shall be deemed to hold such balance, immediately upon Parent ceasing to own at least 80% of the capital stock of the Surviving Corporation (unless Shareholder consents) during the Earn-Out Period.

               (ii) A portion of the balance of the Earn-Out Shares shall be earned and issued, and Shareholder shall be deemed to hold such portion, immediately prior to the occurrence of any of the following events or circumstances during the Earn-Out Period unless Shareholder consents (which consent shall not be unreasonably withheld):

         (A) The liquidation or dissolution of Parent.

         (B) The "Bankruptcy" of Parent.

         (C) Immediately upon the termination without cause by Parent or the Surviving Corporation of Sakoff's employment during the Earn-Out Period in violation of the terms of Sakoff's Employment Agreement.

               (iii) The balance of the Earn-Out Shares which could be earned under Section 3.2(d)(i)shall be the total of (i) 8,000,000 shares less (ii) the Earn-Out Shares previously earned and less (iii) that number of shares which has a Fair Market Value, immediately prior to such event, equal to the product of
(x) the number of shares determined in clauses (i) and (ii) multiplied by (y) $1.20. The portion of the balance of the Earn-Out Shares which could be earned pursuant to this Section 3.2(d)(ii) shall be equal to the product of (x) the balance of the Earn-Out Shares multiplied by (y) the average of Surviving Corporation's actual cumulative Gross Revenues for the applicable period expressed as a percentage of the forecasted Gross Revenues for such period in the Business Plan and of the Surviving Corporation's actual cumulative Pre-Tax Profits during the applicable period expressed as a percentage of the amount forecasted in Target's Business Plan for the applicable period multiplied by
(iii) 2; provided, however, that such portion may not exceed 100% of such balance. The applicable period shall begin on the date of this Agreement and end on the last day of the fiscal quarter immediately prior to the triggering event or circumstance. (For example, if the balance of the Earn-Out Shares was 7,000,000, Surviving Corporation's cumulative Gross Revenues were 40% of the amount forecasted in the Business Plan and Surviving Corporation's cumulative Pre-Tax Profits were 30% of the amount forecasted in the Business Plan, then the number of Earn-Out Shares which would be earned would be 7,000,000 multiplied by 35% (the average of 40% and 30%) times 2 and would equal 4,900,000 shares.) As used in this Section 3.2(d), "Bankruptcy" shall mean:

         (A) Parent or its successor in interest makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a liquidator, receiver or custodian (or similar official) of it or of any substantial part of its assets, or Parent or its successor in interest commences any proceeding or case relating to it under the Bankruptcy Code or any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or similar law of any jurisdiction, or takes any action to authorize any of the foregoing; or

         (B) Any petition or application of the type described in Section 3.2(d)(iii)(A) is filed or if any such proceeding or case is commenced against Parent or its successor in interest and is not dismissed within sixty (60) days, or Parent or its successor in interest indicates its approval thereof, consents thereto or acquiesces therein, or an order is entered appointing any such liquidator or receiver or custodian (or similar official), or adjudicating Parent and/or its successor in interest bankrupt or insolvent, or approving a petition in any such proceeding, or a decree or order for relief is entered in respect of Parent or its successor in interest in an involuntary case under the Bankruptcy Code or any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or similar law of any jurisdiction.

         (e) At the time that the holders of then outstanding Parent Common Stock become entitled to hold a different number of shares of Parent Common Stock, or different or additional classes or series of securities, by reason of a stock dividend, merger, consolidation, recapitalization of Parent's capital stock, split-up, subdivision, combination, exchange of securities or any similar transaction, then the number, classes and series of securities to be issued and exchanged in the Merger shall be equitably adjusted by the Board of Directors of Parent or its successor in interest in order that Shareholder shall be entitled to receive the same number, classes and series of securities of Parent and its successors during the Earn-Out Period as if all of the Earn-Out Shares had been earned immediately prior to each such event. From and after each such event, the term "Parent Common Stock" shall include all such different and additional classes and series of securities. Any other issuance of Parent Common Stock shall not effect the number of Earn-Out Shares.

     3.3 Mechanics of Exchange of Securities. At the Closing, Shareholder shall deliver to Sub a certificate or certificates representing the Target Common Stock, duly endorsed, as more fully set forth in Section 7.2(b); and Parent shall deliver to Shareholder a certificate or certificates representing the Initial Shares, as more fully set forth in Section 7.3(b). However, regardless of whether either such party delivers any of such certificates, at the Effective Time, by virtue of the Merger, the Initial Shares shall be deemed to have been issued and Shareholder shall be deemed to be a shareholder of Parent who holds the Initial Shares. Within 10 days of each Determination Date, Parent also shall deliver to Shareholder a certificate or certificates representing the Earn-Out Shares then earned as shown in a Determination. However, regardless of whether such certificates have actually been delivered, the Earn-Out Shares shown on such Determination shall be deemed to have been issued and Shareholder shall be deemed to hold such Earn-Out Shares on the Determination Date.

     3.4 Status of Sub Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Sub, each issued and outstanding share of common stock of Sub shall continue unchanged and remain outstanding as a share of common stock of the Surviving Corporation.

                                   ARTICLE IV

        REPRESENTATIONS AND WARRANTIES OF TARGET, SHAREHOLDER AND SAKOFF

     Each of the Target, Shareholder and Sakoff, jointly and severally, represent and warrant to Parent and Sub that:

     4.1 Corporate Existence. Each of the Shareholder and Target is a corporation duly organized, validly existing in good standing under the laws of its respective jurisdiction of incorporation and has the corporate power to own, operate or lease its respective properties and to carry on its business as now being conducted. Complete and correct copies of the Articles of Incorporation of Target and all amendments thereto, certified by the Secretary of State of Nevada, and of the By-Laws of the Target and all amendments thereto, certified by the Secretary of the Target, heretofore have been delivered to Parent. Target is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualifications necessary, except for those jurisdictions where failure to be so qualified would not have a material adverse effect upon the business, operations, assets, properties, rights or condition (financial or otherwise) or prospects of the Target or upon the ability of Target to consummate the transactions contemplated by this Agreement (a "Material Adverse Effect").

     4.2 Authorization; Validity. Each of the Shareholder and Target has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. No declaration, recording or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement, the Registration Rights Agreement and the Shareholders Agreement by the Shareholder, Target and Sakoff and the Employment Agreement by Sakoff or the consummation by the Shareholder, Target and Sakoff of the transactions contemplated hereby or thereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which are set forth in Article I or which, if not made or obtained, as the case may be, would not, in the aggregate, have a Material Adverse Effect. All necessary action has been taken, or will be taken, by the Shareholder, Target and Sakoff with respect to the execution, delivery and performance by the Shareholder, Target and Sakoff of this Agreement, the Employment Agreement, the Registration Rights Agreement and the Shareholders Agreement and the consummation of the transactions contemplated hereby and thereby, as applicable. Assuming the due execution and delivery of this Agreement, the Employment Agreement the Registration Rights Agreement and the Shareholders Agreement by Parent and Sub, each of those agreements is or will be a legal, valid and binding obligation of the Shareholder, Target and/or Sakoff, as applicable, and enforceable against those parties in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application affecting the enforcement of creditors' rights and general principles of equity (whether applied in a proceeding at law or in equity).

     4.3 No Breach of Statute or Contract. Neither the execution and delivery of this Agreement, nor the consummation by each of the Shareholder, Target and Sakoff of the transactions contemplated hereby, nor compliance by each of the Shareholder, Target and Sakoff with any of the provisions hereof, will (a) violate or cause a default under any statute (domestic or foreign), judgment, order, writ, decrees, rule or regulation of any court or governmental authority applicable to the Shareholder, Target, Sakoff or any of their respective properties; (b) breach or conflict with any of the terms, provisions or conditions of the respective Certificates of Incorporation or respective By-Laws of Target or the Shareholder; or (c) violate, conflict with or breach or require the authorization, consent or approval of any party under any agreement, contract, mortgage, instrument, indenture or license to which the Shareholder, Sakoff or Target is or may be bound, or constitute a default (in and of itself or with the giving of notice, passage of time or both) thereunder, or result in the creation or imposition of any encumbrance upon, or give to any other party or parties any claim, interest or right, including rights of termination or cancellation in, or with respect to , any of their respective properties or Target Common Stock.

     4.4 Subsidiaries. Target has no subsidiaries or equity investments in any other corporation, association, partnership, joint venture or any other entity.

     4.5 Capitalization and Shareholdings. The authorized capital stock of Target consists of 25,000 shares of Common Stock, of which 25,000 shares are issued and outstanding. At the Closing, Shareholder will deliver a certificate or certificates representing all Target Common Stock, free and clear of all liens, claims, charges or encumbrances. Neither the Shareholder nor Target is a party to or bound by any agreements, arrangements or understandings restricting in any manner the conversion and exchange in the Merger of Target Common Stock. The Target Common Stock is duly and validly issued and is fully paid and non-accessible and free of preemptive rights. There is not outstanding, and neither the Shareholder nor Target is bound by or subject to, any subscription, option, warrant, call, right, contract, commitment, agreement, understanding or arrangement to issue any additional shares of capital stock of Target, including any right of conversion or exchange under any outstanding security or other instrument, and no shares of the capital stock of Target are reserved for issuance for any such purpose.

     4.6 Financial Statements. The balance sheet of Target and the related statement of income as of October 31, 1999, has been delivered to the Parent. Target's Financial Statements (i) are true, correct, and complete, (ii) are in accordance with the books and records of Target, and (iii) fairly, completely and accurately present the financial position of Target at the dates specified and the results of its operations for the periods covered.

     4.7 Absence of Undisclosed Liabilities. Target has no undisclosed debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or other, whether due or to become due, that would have a material adverse effect other than those that are fully described and listed inSchedule 4.7. Any undisclosed liabilities that are not listed in Schedule 4.7 that are not agreed to in advance by Parent shall be the responsibility of Shareholder, and/or Sakoff. If the Parent is required to pay any liability relating to Target, Shareholder or Sakoff that relates to activities prior to this Agreement that are not fully disclosed in Schedule 4.7, Parent has the right to offset Earn-Out Shares due under this Agreement by such amount(s) paid by Parent. The amount of offset shall be further increased by 25% for any and all cash or debt that Sub or Parent has spent or issued to satisfy Target obligations originating prior to this Agreement.

     4.8 Absence of Certain Changes or Events. Since (the inception date of Target), no event or circumstance has occurred resulting or reasonably likely to result in a Material Adverse Effect.

     4.9 Proprietary Rights. Schedule 4.9 sets forth a complete and accurate list of all patents (including all reissues, reexaminations, continuations, continuations-in-part and divisions thereof), inventions, trade secrets, processes, proprietary rights, proprietary knowledge, know how, computer software, trademarks, names, service marks, trade names, copyrights, symbols, logos, franchises and permits of Target and all applications therefor, registrations thereof and licenses, sublicenses or agreements in respect thereof that Target owns or has the right to use or to which Target is a party and all filings, registrations or issuance of any of the foregoing with or by any federal, state, local or foreign regulatory, administrative or governmental office or offices (collectively, the "Intellectual Property Rights"). The Intellectual Property Rights listed on Schedule 4.9 are all the proprietary rights necessary to the conduct of Target's Business as now conducted. Except as set forth on Schedule 4.9 or as would not be reasonably expected to have a material adverse effect, (a) Target is the sole and exclusive owner of all right, title and interest in and to all Intellectual Proprietary Rights free and clear of all liens, claims, charges, equities, rights of use, encumbrances and restrictions whatsoever, (b) no consent or approval of any party will be required for the use of any of these Intellectual Property Rights by Surviving Corporation following the Effective Time, and (c) no governmental registration of any of these Intellectual Property Rights has lapsed or expired or been canceled, abandoned, opposed or the subject of any reexamination request.

     Except as disclosed in Schedule 4.9 or as would not be reasonably expected to have a material adverse effect, (a) Target is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any license, sublicense or other agreement to which it is a party and pursuant to which it is authorized to use any third-party patents, trademarks, service marks or copyrights ("the Third Party Intellectual Property Rights"); (b) no claims with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by Target (Target Intellectual Property Rights), any trade secret material to Target , or Third-Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of such Third-Party Intellectual Property Rights by or through Target , are currently pending or, to the knowledge of the Shareholder or Sakoff, threatened in writing by any person; and (c) the Shareholder and Sakoff do not know of any valid ground for any bona fide claims
(i) to the effect that the manufacture, sale, licensing or use of any products as now used, sold or licensed or proposed for use, sale or license by Target, infringes on any copyright, patent, trademarks, service mark or trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of Target as currently conducted or as proposed to be conducted; (ii) challenging the ownership, validity or effectiveness of any of Target Intellectual Property Rights or other trade secret material to Target; or (iii) challenging the license or legally enforceable right to use of the Third Party Intellectual Property Rights by Target. Any money spent by Parent or Target after the date of this Agreement to defend any asset listed in 4.9 for prior or future claims related to actions that occurred prior to the date of this Agreement shall be the responsibility of Shareholder, and/or Sakoff. Parent has the right to offset Earn-Out Shares due under this Agreement by such amount(s) paid by Parent. The amount of offset shall be further increased by 25% for any and all cash or debt that Parent has spent or issued to defend or satisfy claims originating prior to this Agreement.



     4.10 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Target or Shareholder, threatened against or affecting Target, its subsidiaries or any Affiliate or their respective directors or officers which reasonably could be expected to have a material adverse effect except as set forth on
Schedule 4.10. Any money spent by Parent or Target after the date of this Agreement to defend any litigation related to actions that occurred prior to the date of this Agreement shall be the responsibility of Shareholder, and/or Sakoff. Parent has the right to offset Earn-Out Shares due under this Agreement by such amount(s) paid by Parent. The amount of offset shall be further increased by 25% for any and all cash or debt that Parent has spent or issued to defend or satisfy claims originating prior to this Agreement.

     4.11 Contracts and Commitments. Schedule 4.11 lists all personal property leases, contracts, agreements, contract rights, license agreements, franchise rights and agreements, policies, purchase and sales orders, quotations and executory commitments, instruments, third party guarantees, indemnification's, arrangements, obligations and understandings, whether oral or written, to which Target is a party (whether or not legally bound thereby), that are currently in effect and that require payments, individually or in the aggregate, in excess of $25,000, other than purchase and sale orders, quotations and executory commitments incurred in the ordinary course of business of Target (collectively, the "Contracts"). Each of the Contracts is valid and binding, in full force and effect and enforceable against Target in accordance with its provisions. Except as set forth on Schedule 4.11, Target has not assigned, mortgaged, pledged, encumbered, or otherwise hypothecated any of its right, title or interest under any of the Contracts. Neither Target nor, to both the Shareholder's and Sakoff's knowledge, any other party thereto is in violation of, in default in respect of nor has there occurred an event or condition which, with the passage of time or giving of notice (or both)), would constitute a material violation or a default of any Contract. No notice has been received by the Shareholder or Target claiming any such default by Target or indicating the desire or intention of any other party thereto to amend, modify, rescind or terminate the same.

     4.12 Governmental Consents; Compliance with Laws. Other than filings described in Article I and filings with Federal and state securities authorities in respect of the conversion and exchange of Target Common Stock, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of Target is required in connection with the consummation of the transactions contemplated by this Agreement. Target has complied (and in carrying out its business Target will be in compliance) with all laws, ordinances and regulations applicable to it and its business, which the failure to comply with would, either individually or in the aggregate, have a Material Adverse Effect. Target has obtained all federal, state, local, and foreign governmental licenses and permits material to and necessary in the conduct of its business, such licenses and permits are in full force and effect, no material violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any thereof. There are no consents or waivers necessary for the consummation of the transactions contemplated by this Agreement.

     4.13 Taxes.

          (a) Target has duly filed all federal, state, local and foreign tax returns and tax reports required to have been filed by it prior to the date hereof and will file, on or before the Closing Date, all such returns and reports that are required to be filed after the date hereof and on or before the Closing Date, all such returns and reports are true, correct and complete in all material respects, none of such returns and reports have been amended, and all taxes, assessments, fees and other governmental charges arising under such returns and reports (i) have been fully paid (or, with respect to any returns or reports filed between the date hereof and the Closing Date, will be), or (ii) are being contested in good faith by appropriate proceedings.

         (b) Target has no material liabilities for taxes other than has shown on Target Financial Statements, and no federal, state, local or foreign tax authority is now asserting or, to the knowledge of the Shareholder, threatening to assert any deficiency or assessment for additional taxes with respect to Target.

         (c) All amounts required to be withheld by Target and paid to governmental agencies for income, social security, unemployment insurance, sales, excise, use and other taxes have been collected or withheld and paid to the proper taxing authority. Target has made all deposits required by law to be made with respect to employees' withholding and other employment taxes.

     4.14 Employee Benefit Plans. Target has no bonus, stock option, stock purchase, benefit, profit sharing, savings, retirement, liability, insurance, incentive, deferred compensation, and other similar fringe or employee benefit plans, programs or arrangements for the benefit of or relating to, any employee of, or independent contractor or consultant to, and all other compensation practices, policies, terms or conditions, whether written or unwritten (the "Employee Plans") which Target presently maintains, to which Target presently contributes or under which Target has any liability and which related to employees or independent contractors of Target.

     4.15 Title to Property. Target has good and marketable title, or valid leasehold rights (in the case of leased property), to all real property and all personal property purported to be owned or leased by it or used in the operation of its business, free and clear of all encumbrances. Target has provided Sub with true, complete and correct copies of all title reports and insurance policies relating to any of the real properties listed as being owned or leased in Schedule 4.15 and of all leases under which Target is leasing each of the properties listed in Schedule 4.15 as being leased. The fixed assets of Target are affixed only to one or more of the real properties listed in Schedule 4.15 and, except as set forth therein, are well-maintained and adequate for the purposes for which they presently are being used or held for use, ordinary wear and tear excepted. All the property, plant and equipment of Target are in good working order and condition, ordinary wear and tear expected, and adequate for the purposes for which they presently are being used or held for use.

     4.16 Investment.

         (a) The Shareholder will acquire the Parent Common Stock solely for its own account as an investment and not with a view to, or for offer or resale in connection with, distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder.

         (b) Shareholder, Sakoff or any assignee to this Agreement shall sign a Stock Subscription Agreement prepared by Parent before they will receive any shares of Parents Common Stock due under this agreement. An example of such agreement is included at Schedule 4.16.

         (c) The Target, Shareholder and Sakoff have received and read and are familiar with this Agreement. They have had an opportunity to ask questions of and receive answers from representatives of the Parent or Sub concerning the terms and conditions of the Merger. The Target, Shareholder and Sakoff have substantial experience in evaluating the merits and risks of an investment in Parent.

         (d) The Target, Shareholder and Sakoff have been furnished access to the business records of the Parent and such additional information and documents as they have requested and have been afforded an opportunity to ask questions of, and receive answers from, representatives of the Parent concerning the terms and conditions of this Agreement.

     4.17 Related Party Agreements. Except as set forth on Schedule 4.17, there are no contracts or other agreements, written or oral, to which Target is a party or is bound or by which any property of Target is bound or may be subject and to which the Shareholder, Sakoff or any of their Affiliates (as such term is defined in the Securities Act) also is a party.

     4.18 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by or on behalf of the Shareholder, Sakoff and Target in such a manner not to give rise to any claim against the Parent, Sub or any Affiliate (as such term is defined in the rules and regulations promulgated under the Securities Act) thereof, for a finder's fee, brokerage commission, advisory fee or other similar payment.

     4.19 Closing Date Effect. All of the representations and warranties of the Shareholder and Sakoff are true and correct as of the date hereof and shall be true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties were made by the Shareholder and Sakoff to the Parent on the Closing Date.

                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF PARENT

     Parent represents and warrants to the Shareholder and Sakoff that:

     5.1 Corporate Existence. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Sub is in the process of becoming a corporation, which will be duly organized, validly existing and in good standing under the laws of Texas. Complete and correct copies of the Certificates of Incorporation of each of Parent and Sub and all amendments thereto, certified by the Secretary of State of Delaware and Texas, and the By-Laws of each of Parent and Sub, and all amendments thereto, certified by the Secretary of that corporation, have been or will be delivered to the Shareholder. The Parent is, and Sub shall be, duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary, except for those jurisdictions where failure to be so qualified would not have a material adverse effect upon the business, operations, assets, properties, rights or condition (financial or otherwise) or prospects of such corporation or upon the ability of the Parent or Sub to consummate the transactions contemplated by this Agreement (a "Parent Material Adverse Effect").

     5.2 Authorization; Validity. Parent has, and Sub will have, all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, subject, however, to the requisite approvals of Parent's shareholders. Except as described in Article II, no declaration, recording or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Parent or Sub or the consummation by Parent or Sub of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, have a Parent Material Adverse Effect. Subject to the approvals of Parent's shareholders, all necessary corporate action has been taken by Parent, and will be taken by Sub, with respect to the execution, delivery and performance by Parent and Sub of this Agreement and the consummation of the transactions contemplated hereby. Assuming the due execution and delivery of this Agreement by the Shareholder, Target and Sakoff, this Agreement is a legal, valid and binding obligation of Parent, and, upon incorporation of Sub, will be a legal, valid and binding obligation of Sub, enforceable against each corporation in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the enforcement of creditor's rights and general principles of equity (whether applied in a proceeding at law or in equity). There does not exist any circumstances that would operate to terminate, reduce, alter or impair the obligations of either corporation under this Agreement or that gives rise to or would give rise to a right of set-off by Parent or Sub or any defense to the performance of Parent's or Sub's obligations in accordance with the terms of this Agreement. Parent shall cause Sub to be incorporated and qualified to do business as set forth in
Section 5.1 and to approve this Agreement and all transactions contemplated thereby.

     5.3 No Breach of Statute or Contract. Neither the execution and delivery of this Agreement, nor the consummation by the Parent or Sub of the transactions contemplated hereby, nor compliance by Parent or Sub with any of the provisions hereof, will (a) violate or cause a default under any statute (domestic or foreign), judgment, order, writ, decree, rule or regulation of any court or governmental authority applicable to Parent or Sub or any of their respective material properties: (b) breach or conflict with any of the terms, provisions or conditions of the Articles of Incorporation or By-laws of Parent or Sub; or (c) violate, conflict with or breach or require the authorization, consent or approval of any party under any agreement, contract, mortgage, instrument, indenture or license to which Parent or Sub is a party or by which Parent or Sub is or may be bound, or constitute a default (in and of itself or with the giving of notice, passage of time or both) thereunder, or result in the creation or imposition of any encumbrance upon, or give to any other party or parties, any claim, interest or right, including rights of termination or cancellation, in or with respect to any of Parent's or Sub's properties.

     5.4 Capitalization; Parent Common Stock. Parent's authorized capital stock consists of (i) 10,000,000 shares of Parent Common Stock, of which 5,010,719 shares are issued and outstanding on the date hereof and (ii) shares of Preferred Stock, $0.01 par value, of which there are 0 shares issued and outstanding on the date hereof. Except as set forth in the "Parent SEC Reports" (as defined in Section 5.5), there are no subscriptions, options, warrants, calls, rights, contracts, commitments, understandings, restrictions, or arrangements of any kind relating to the issuance, sale or transfer by Parent of its capital stock, including without limitation, any rights of conversion or exchange under any outstanding securities or other instruments. The issuance and delivery of the Parent Common Stock has been duly and validly authorized by all necessary corporate action on the part of the Parent, subject to approval by Parent's shareholders, and will be duly and validly issued, fully paid and non-assessable. The Parent Common Stock will be issued and delivered to the Shareholder free and clear of any and all liens, claims, charges, encumbrances, restrictions and agreements of any nature whatsoever. The Parent Common Stock will not be issued, transferred, and delivered to the Shareholder in violation of any preemptive rights, rights of first refusal or other similar rights.

     5.5 SEC Reports and Financial Statements. Parent has timely filed with the SEC, and has heretofore made available to the Shareholder and Sakoff, true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it under the Securities Act of 1933, as amended ("Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). (Such documents as they have been amended or supplemented since the time of their filing or, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, collectively are defined as "Parent SEC Reports.") Except as set forth in subsequently filed SEC documents, at the time of filing, the Parent's SEC Reports (including any financial statements or schedules included therein),
(a) did not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as case may be. The audited consolidated financial statements and unaudited interim consolidated financial statements (including the related notes) of Parent included in the Parent SEC Reports, as amended, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of Parent and its subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein (which will not be material individually or in the aggregate).

     5.6 Closing Date Effect. All of the representatives and warranties of Parent are true and correct as of the date hereof and shall be true and correct on and as of the Closing Date with the same force and effect as if such representations and warranties were made by Parent to the Shareholder and Sakoff on the Closing Date.

                                   ARTICLE VI

                                    COVENANTS

     6.1. Access to Information.

         (a) The Shareholder and Sakoff shall cause Target to afford to Parent and Sub and their respective accountants, counsel, financial advisors and other representatives (the "Parent Representatives") full access during normal business hours throughout the period prior to the Closing Date to all of Target's properties, books, contracts, commitments and records (including, but not limited to, tax returns) and, during such period, shall furnish promptly to the Parent, Sub or Parent Representatives such other information concerning Target's business as they shall request. Parent and Sub shall treat, and shall cause the Parent Representatives to treat, all such materials and information in accordance with Section 6.5 hereof.

         (b) Parent and Sub shall afford the Shareholder and Sakoff and their respective accounts, counsel, financial advisors and other representatives (the "Shareholder Representatives") full access during normal business hours throughout the period prior to the Closing date to all of the respective properties, books, contracts, commitments and records (including, but not limited to, tax returns) of Parent and its subsidiaries and, during such period, shall furnish promptly to the Shareholder, Sakoff or the Shareholder Representatives (i) a copy of each Parent SEC Report filed in connection with the Merger and other transactions contemplated by this Agreement or that may have a material effect on the businesses of Parent or Sub, and (ii) such other information concerning Parent's and Sub's businesses as Shareholder, Sakoff and Shareholder Representatives shall request. The Shareholder and Sakoff shall treat, and shall cause the Shareholder Representatives to treat, all such materials and information in accordance with Section 6.5 hereof.

     6.2 Agreement to Cooperate. Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals and to effect all necessary filings and submissions.

     6.3. Conduct of Business Prior to the Closing Date.

         (a) During the period from the date of this Agreement to the Closing Date, except as otherwise contemplated by this Agreement or approved by Parent or Sub, the Shareholder and Sakoff shall cause Target (i) to conduct its business in the usual, regular and ordinary course consistent with past practices and prudent business principles and (ii) to use its reasonable efforts to maintain and preserve intact its business organization, employees, goodwill with customers and advantageous business relationships and to retain the services of its officers and key employees.

         (b) The Shareholder and Sakoff agree that, on and or after the date hereof and prior to the Closing Date, without the consent of the Parent, the Shareholder and Sakoff shall not cause or otherwise suffer or permit the Target to:

              (i) Incur or become subject to, or agree to incur or become subject to, any obligation or liability (absolute or contingent) except current liabilities incurred, and obligations under contracts entered into, in the ordinary course of business;

              (ii) Mortgage, pledge or subject to lien, charge or any encumbrance, any of Target's properties or agree so to do;

              (iii) Sell or transfer or agree to sell or transfer any of its assets, properties or services or cancel or agree to cancel any debt or claim, except in each case in the ordinary course of business;

              (iv) Consent or agree to a waiver of any right of substantial value;

              (v) Terminate any contract, agreement, license or other instrument to which it is a party that provides for monthly payments by or to Target in excess of $10,000; and

              (vi) Authorize or enter into any agreement to do any of the foregoing.



     6.4. Financing.

         (a) From the date hereof through the Closing Date, Parent will lend Target a minimum of $1,000,000 in accordance with Schedule 6.4. Following the Closing Date, the Parent shall use its commercially reasonable good faith efforts to raise additional funds of at least $10,000,000 through equity or debt financing over a period of no more than 180 days from the Closing. Such funds raised after the Closing Date shall be contributed to the capital of Surviving Corporation to be used for the further development of Surviving Corporation's business. Surviving Corporation and Shareholder shall use their respective reasonable good faith efforts to assist the Parent in securing such additional financing.

         (b) For a period of two years after the Closing Date, in the event that the Parent commences an offering of its securities, the Shareholder and Sakoff agree to enter into with the managing underwriter of such offering, and perform their respective obligations under, a lock-up agreement similar in form and substance to lock-up agreements executed by other executive officers and directors of the Parent in connection with such offering.

     6.5 Confidentiality. Each of the parties to this Agreement covenants and agrees to hold in strict confidence all data and information obtained from any other party hereto (or any subsidiary, division, associate, representative, agent or affiliate of any such party) including, but not limited to, information furnished prior to the date hereof (unless such information is or becomes publicly available, without the fault of such party or any representatives of such party, or public disclosure of such information is required by law in the reasonable opinion of counsel to such party). Each of the parties to this Agreement agree that its representatives shall not disclose information to others without the prior written consent of the party who had provided such information, and, in the event of the termination of this Agreement, to cause its representatives to return promptly every document furnished by any other party hereto (or any subsidiary, division, associate, representative, agent, or affiliate of any such party) in connection with the transactions contemplated hereby and any copies thereof which may have been made, other than documents which are publicly available.

     6.6 Announcements. None of the parties to this Agreement nor any of their respective Affiliates shall make any public announcements prior to the Closing date with respect to this Agreement or the transactions contemplated hereby without the mutual written consent of the parties, unless such disclosure is required by law.

     6.7 Satisfaction of Conditions. Each of the parties hereto shall use its commercially reasonable efforts in good faith to fulfill or obtain the fulfillment of all of those conditions to closing which it must fulfill.

     6.8 Reporting Status. Until one year after the date as of which the Shareholder may sell all of the Parent Common Stock without restriction pursuant to Rule 144(k) of the General Rules and Regulations promulgated under the Securities Act, the Parent shall use its reasonable efforts to (i) timely file all reports and documents required to be filed with the SEC pursuant to the Exchange Act and (ii) maintain Parent's status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

     6.9 Target Information. Target and Shareholder shall promptly furnish the Parent and Sub with all information concerning Target's business and financial statements and affairs which, in the reasonable judgment of the Parent, Sub or their respective counsel, may be required or appropriate. Such information shall be held in confidence pursuant to Section 6.5.

     6.10 Covenants Relating to Earn-Out Shares.

     In order to protect Shareholder's ability to earn the Earn-Out Shares and to protect the value of the Earn-Out Shares, Parent agrees that, unless Shareholder or its successor in interest consents, during the Earn-Out Period, the Board of Directors of Parent shall always consist of at least three persons designated by Shareholder (or the successor in interest to Shareholder). Without limiting the generality of the foregoing, Shareholder agrees that any person who has been designated by Shareholder must be acceptable to Parent and Parent agrees that it will not unreasonably object to such persons designated by Shareholder. In addition, if the Board of Directors of Parent is expanded to more than seven directors, then, during the Earn-Out Period, such additional directors shall be mutually satisfactory to Parent and Shareholder. However, the obligations of Parent under this Section 6.10 shall terminate on or after the 6-month anniversary of the Closing Date if (x) both Surviving Corporation's actual cumulative Gross Revenues and Pre-Tax Profits at the end of any fiscal quarter are less than 50% of those amounts forecasted in Target's Business Plan which has been delivered to Parent, (y) Parent has provided funding under
Section 6.4(a), directly to Target and/or indirectly by paying Target's obligations to its vendors, of at least $1,000,000 in cash and/or Parent Common Stock (valued as per agreements with such vendors).

                                   ARTICLE VII

                                     CLOSING

     7.1 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall take place (a) at 121 S. Norwood Drive, Hurst Texas 76053 at 10:00 a.m., local time, on the later of (i) February 1, 2000, and (ii) the second business day immediately following the date on which the last of the conditions set forth in Article VIII hereof has been fulfilled or waived, or (b) at such other time and place and on such other date as Parent and Shareholder shall agree ("Closing Date").

     7.2 Deliveries by the Shareholder and Sakoff. On or prior to the Closing Date, the Shareholder and Sakoff shall deliver to Parent and/or Sub, as applicable, the following documents duly and properly executed:

         (a) Articles of Merger executed by Target.

         (b) A certificate or certificates representing the Target Common Stock, duly endorsed in blank for transfer or accompanied by separate stock powers duly executed in blank, with all necessary documentary stamps evidencing the payment of all applicable transfer taxes.

         (c) Resolutions of the Board of Directors of Target and Shareholder authorizing the execution and delivery of this Agreement by Target and Shareholder and the performance of their respective obligations hereunder, certified by the Secretary of the Shareholder.

         (d) A certificate of the Secretary of State of Nevada dated as of a recent date as to the good standing of Target in such state.

         (e) The Sakoff Employment Agreement executed by Sakoff.

         (f) The Registration Rights Agreement executed by Shareholder.

         (g) Certificates, dated the Closing Date, executed by Sakoff and Target's President and Secretary, to the effect that (i) the conditions set forth in Sections 8.1(a) and (b) and, to the best knowledge of such officers,
Section 8.1(c) and (e), have been satisfied and (ii) the Articles of Incorporation and By-laws of Target shall have not been amended since the date upon which certified copies of each had been delivered to Parent and remain in full force and effect.

         (h) Such other separate instruments or documents that the Parent or Sub may reasonably deem necessary or appropriate in order to consummate the transactions contemplated by this Agreement.

     7.3 Deliveries by Parent. On or prior to the Closing Date, Parent shall deliver to the Shareholder and Sakoff the following documents duly and properly executed:

         (a) Articles of Merger executed by Parent and Sub.

         (b) A certificate or certificates representing the Initial Shares duly and validly issued in the name of Shareholder.

         (c) A certificate of the Secretary of State of Delaware dated as of a recent date as to the good standing of Parent in such state.

         (d) Resolutions of the Board of Directors and shareholders of Parent authorizing the execution and delivery of this Agreement by Parent and the performance of its obligations hereunder, certified by the Secretary of Parent.

         (e) A certificate of the President and Secretary of Parent dated the Closing Date to the effect that (i) the conditions set forth in Sections 8.2(a),
(b), (d) and (e) and, to the best knowledge of such officers, Section 8.2(c) have been satisfied and (ii) the Articles of Incorporation and By-laws of the Parent shall not have been amended since the date upon which certified copies of each had been delivered to Shareholder and remain in full force and effect.

         (f) The Sakoff Employment Agreement executed by Parent.

         (g) The Registration Rights Agreement executed by Parent.

         (h) Such other separate instruments or documents that Sakoff or Shareholder may reasonably deem necessary or appropriate in order to consummate the transactions contemplated by this Agreement.

     7.4 Deliveries by Sub. On or prior to the Closing Date, Sub shall deliver to the Shareholder and Sakoff the following documents duly and properly executed:

         (a) A certificate of the Secretary of State of Texas dated as of a recent date as to the good standing of Sub in such state.

         (b) Resolutions of the Board of Directors and shareholders of Sub authorizing the execution and delivery of this Agreement by Sub and the performance of its obligations hereunder, certified by the Secretary of Sub.

         (c) A certificate of the President and Secretary of Sub dated the Closing Date to the effect that (i) the conditions set forth in Sections 8.2(a) and (b) and, to the best knowledge of such officers, Sections 8.2(c) and (e) have been satisfied and (ii) the Certificate of Incorporation and By-laws of the Sub shall not have been amended since the date upon which certified copies of each had been delivered to Shareholder and remain in full force and effect.

         (d) The Sakoff Employment Agreement executed by Sub.

         (e) Such other separate instruments or documents that Sakoff or Shareholder may reasonably deem necessary or appropriate in order to consummate the transactions contemplated by this Agreement.


                                  ARTICLE VIII

                       CONDITIONS PRECEDENT TO OBLIGATIONS

     8.1 Conditions to Obligations of Parent and Sub. Each and every obligation of Parent and Sub to be performed on the Closing Date shall be subject to the satisfaction as of or before the Closing Date of the following conditions (unless waived in writing by Parent or Sub, as applicable):

         (a) Representations and Warranties. The Shareholder's and Sakoff's representations and warranties set forth in Article IV of this Agreement shall have been true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made as of the Closing Date, except for changes permitted or contemplated by this Agreement and except to the extent that any representation or a warranty is made as of a specified date, in which case such representation or warranty shall be true in all material respects as of such date.

         (b) Performance of Agreement. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by the Shareholder or Sakoff shall have been fully performed and complied with on or prior to the Closing Date, including, without limitation, the delivery of the duly executed instruments and documents in accordance with Section 7.2 hereof.

         (c) No Adverse Proceeding. There shall not be any litigation or proceeding, judicial or administrative, or governmental investigation against Parent or Sub, which has enjoined or prevented the consummation of this Agreement.

         (d) Shareholder Approval. The shareholders of Parent shall have duly approved the issuance of Parent Common Stock in the Merger and such other matters as counsel for Parent shall reasonably deem necessary in connection with this Agreement.

         (e) Consents and Approvals. The Merger shall have become effective under the TBCA and NCL. All other consents, approvals, and authorizations of all material contracts, licenses, agreements or instruments required for consummation of the transactions contemplated by this Agreement shall have been received and shall be in force and effect.

     8.2 Conditions to Obligations of the Shareholder and Sakoff. Each and every obligation of the Shareholder and Sakoff to be performed on the Closing Date shall be subject to the satisfaction as of or before the Closing Date of the following conditions (unless waived by the Shareholder or Sakoff):

         (a) Representations and Warranties. Parent's and Sub's representations and warranties set forth in Article V of this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made as of the Closing Date, except for the changes permitted or contemplated by this Agreement and except to the extent that any representation or a warranty is made as of a specific date, in which case such representation or warranty shall be true in all material respects as of such date.

         (b) Performance of Agreement. All covenants, conditions and other obligations under this Agreement which are to be performed or complied with by Parent and Sub shall have been fully performed or complied with on or prior to the Closing Date including, without limitation, the delivery of the duly executed instruments and documents in accordance with Sections 7.3 and 7.4 hereof.

         (c) No Adverse Proceeding. There shall be no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or governmental investigation against the Parent or Sub for the purpose of enjoining or preventing the consummation of this Agreement, or otherwise claiming that this Agreement or the consummation hereof is illegal.

         (d) Consents and Approvals. The Merger shall have become effective under the TBCA and NCL. All other consents, approvals, and authorizations of all material contracts, licenses, agreements or instruments required for consummation of the transactions contemplated by this Agreement shall have been received and shall be in force and effect.

         (e) Shareholder Approval. The shareholders of Parent shall have duly approved the issuance of Parent Common Stock in the Merger and such other matters as counsel for Parent shall reasonably deem necessary in connection with this Agreement.

                                   ARTICLE IX

                                   TERMINATION

     9.1 Termination by Parent or Sub. This Agreement may be terminated and cancelled at any time prior to the Closing Date by Parent or Sub upon written notice to the Shareholder and Sakoff if:

         (a) Any of the representations or warranties of the Target, Shareholder or Sakoff contained herein shall prove to be inaccurate or untrue in any respect; or any obligation, term or condition listed in Section 8.1(a) or (b) to be performed kept or observed by the Shareholder or Sakoff hereunder has not been performed, kept or observed in any material respect at or prior to the time specified in this Agreement; provided, however, that (i) Parent or Sub has given the Shareholder and Sakoff written notice of all reasons for the proposed termination and (ii) the Shareholder or Sakoff has not cured any such condition within 10 days of receiving Parent's or Sub's notice.

         (b) The performance of this Agreement would result in the Parent Common Stock being delisted from the NASDAQ National Market System.

         (c) Any condition listed in Section 8.1(c), (d) or (e) has not been satisfied.


     9.2 Termination by tnhe Shareholder and Sakoff. This Agreement may be terminated and cancelled at any time prior to the Closing Date by the Shareholder and Sakoff upon written notice to the Parent and Sub if:

         (a) Any of the representations or warranties of Parent or Sub contained herein shall prove to be inaccurate or untrue in any material respect; or any material obligation, term or condition listed in Section 8.2(a) or 8.2(b) to be performed, kept or observed by Parent or Sub hereunder has not been performed, kept or observed in any material respect at or prior to the time specified in this Agreement; provided, however, that (i) the Shareholder or Sakoff has given

Parent and Sub written notice of all reasons for the proposed termination and
(ii) Parent or Sub, as applicable, has not cured any such condition within 10 days of receiving the termination notice from Shareholder and Sakoff.

         (b) The Parent Common Stock is delisted from the NASDAQ National Market System for any reason.

         (c) Any condition listed in Section 8.2(c), (d) or (e) has not been satisfied.

     9.3 Termination by Any Party. Any party hereto shall have the right to terminate and cancel this Agreement if (i) the Closing Date shall not have occurred on or before February 1, 2000, unless extended pursuant to Section 7.1 hereof; provided that such failure of occurrence shall not have resulted from the delay, default or breach of such party; or (ii) a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and unappealable.

     9.4. Termination by Mutual Consent. This Agreement may be terminated and cancelled at any time prior to the Closing Date by mutual written consent of Parent, Sub, Shareholder and Sakoff.

     9.5. Effect of Termination. Subject to Section 9.6, in the event of termination of this Agreement by any party hereto as provided in this Article IX, this Agreement shall forthwith become void and there shall be no further obligation on the part of any party or their respective officers or directors (except as set forth in this Section 9.5, Section 6.5 and Section 6.6 which shall survive the termination). Nothing in this Section 9.5 shall relieve any party from liability for any willful breach or failure of observance of the provisions of this Agreement.

     9.6. Termination Fees.

         (a) In the event that this Agreement is terminated by Parent or Sub pursuant to either (i) Section 9.1(a) or (ii) Section 9.3 if the failure to close resulted from the delay, default or breach by Shareholder or Sakoff, then, in either case, Shareholder shall pay the Parent a termination fee of $100,000.

         (b) In the event that this Agreement is terminated by Shareholder or Sakoff (i) pursuant to Section 9.2(a), (ii) pursuant to 9.2(c) because Parent's shareholders have not approved any matter in connection with the Merger and consummation of the transactions contemplated in this Agreement but the provisions of Section 9.6(c) have not been satisfied or (iii) pursuant to
Section 9.3 if the failure to close resulted from the delay, default or breach by Parent or Sub, then, in any case, the Parent shall pay Shareholder a termination fee of $100,000.

         (c) Parent and Sub may terminate this Agreement prior to February 29, 2000 without paying any termination fee if the (i) Parent has duly and timely called a meeting of its shareholders to be held prior to February 28, 2000 to approve this Agreement, (ii) neither Parent, Sub nor any of Parent's affiliates has breached this Agreement or the Shareholders Agreement, (iii)

Parent has used reasonable efforts to cause a proxy statement for such meeting that meets the requirements of the Exchange Act to be timely mailed to the Parent's stockholders and (iv) Parent has used its best efforts to have its shareholders approve the issuance of Parent Common Stock and any other matter which counsel for Parent reasonably believes such shareholders are required to approve in connection with the consummation of the transactions contemplated by this Agreement but Parent's shareholders have not approved such issuance or other matter.

     9.7. Monies Advanced to Target Prior to Close Any cash or stock advanced to Target prior to closing on the Agreement shall be in the form of a Note due from Target to Parent. Such note shall be secured by the assets of Target and shall be due in 1 year. Such note shall be in substantially the form of Exhibit A. The security for the note shall be on substantially the terms and conditions of the Security Agreement in the form of Exhibit B.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 Survival of Representations and Warranties and Agreements. All representations, warranties, covenants and agreements of the Parent, the Shareholder and Sakoff in this Agreement shall survive the execution, delivery and performance of this Agreement for a period of one year from the Closing Date, and shall be deemed to have been made again by the Parent, the Shareholder, and Sakoff at and as of the Closing. The obligation of the indemnity provided herein shall survive the Closing.

     10.2 Notices. All notices and demands required or permitted under this Agreement shall be in writing and shall be given (i) by actual delivery of the notice into the hands of the person entitled to receive it, (ii) by mailing such notice by registered or certified mail, return receipt requested, in which case the notice shall be deemed to be given on the second day after the date of its mailing or (iii) by depositing such notice with any nationally recognized overnight carrier for priority delivery, in which case the notice shall be deemed to be given as of the date it is so deposited. All notices to a party shall be addressed as follows:

If To the Parent or Sub:                       If To the Shareholder, Sakoff:
Environmental Technologies, Inc.               afreegift.com, Inc.
121 S. Norwood Drive                           1100 Jorie Blvd.-Suite 173
Hurst, Texas 76053                             Oak Brook, Illinois 60523
Attn: David Keener, President                  Attn: Scott L. Sakoff, President

If to Target:e solutions marketing, Inc.
1100 Jorie Blvd. - Suite 173
Oak Brook, Illinois 60523
Atten: Chairman of the Board

With copy to:                                   With copy to:

Ray Felton                                      Zane M. Cohn
Greenbaum, Rowe, Smith, Ravin,                  Zane M. Cohn & Associates, P.C.
Davis & Himmel LLP                              Three First National Plaza
99 Wood Ave South                               Suite 3700
Iselin, NJ 08830                                Chicago, Illinois 60602

Any party may specify a different address, which change shall become effective upon receipt of such notice by all other parties.

     10.3 Entire Agreement. This Agreement, the documents referred to herein, and the other matters agreed to in writing by the parties on the date hereof, embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

     10.4 Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Parent, Sub, the Shareholder, Sakoff and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned by either of the parties hereto except (i) with the prior written consent of the other party, (ii) by operation of law or (iii) by will or the laws of descent and distribution. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

     10.5 Captions. The Article and Section headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

     10.6 Expenses of Transaction. The Shareholder and Sakoff shall pay all costs and expenses incurred by them and Target, in connection with this Agreement and the transactions contemplated hereby. Parent and Sub shall pay all costs and expenses incurred by them in connection with this Agreement and the transactions contemplated hereby.

     10.7 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescind, or discharged (other than by performance), in whole or in part, except by a writing executed by each of the parties hereto, and no waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party to have given or consented thereto. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations, representations or warranties hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation or warranty by such other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by such other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

     10.8 No Third Party Beneficiaries. Nothing herein, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any rights, remedies or other benefits under or by reason of the provisions of the Agreement.

     10.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     10.10 Gender. Whenever the context requires, words used in the singular shall be construed to mean or include the plural and vice versa, and pronouns of any gender shall be deemed to include and designate the masculine, feminine or neuter gender.

     10.11 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the laws of the state of Texas, without regard to the principles of conflicts of laws thereof.

     10.12 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this part of the Agreement are incorporated herein by reference and made a part hereof.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

PARENT:                                    TARGET:
EVTC, INC.                                 AFREEGIFT.COM, INC.


By:  /s/ George Cannan                     By: /s/ Scott Safoff
   -------------------------------            --------------------------------
    George Cannan, as its Chairman             Scott Safoff, as its Director


SUB:                                       SHAREHOLDER:
E SOLUTIONS MARKETING, INC.                SAKOFF ENTERPRISES, INC.


By: /s/ David Keener                       By:    /s/ Scott L. Sakoff
   -------------------------------            ---------------------------------
    David Keener, as its Director              Scott L. Sakoff, as its CEO

                                           SAKOFF:

                                           /s/ Scott L. Sakoff
                                           ------------------------------------
                                            Scott L. Sakoff
                                            Name: Scott L. Sakoff
                                            Title:   President

                                   APPENDIX B


                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)




                                                            FINANCIAL STATEMENTS
                      PERIOD FROM INCEPTION (JUNE 4, 1999) TO SEPTEMBER 30, 1999
                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                        CONTENTS

================================================================================


      REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                     3


                              FINANCIAL STATEMENTS
            Balance sheet                                                    4
            Statement of loss                                                5
            Statement of capital deficit                                     6
            Statement of cash flows                                          7
            Notes to financial statements                               8 - 12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholders afreegift.com, Inc.

We have audited the accompanying balance sheet of afreegift.com, Inc., (a development stage company) (the "Company") as of September 30, 1999 and the related statements of loss, capital deficit, and cash flows for the period from inception (June 4, 1999) to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 1999, and the results of its operations and its cash flows for the period from inception (June 4, 1999) to September 30, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no recurring source of revenue and has incurred losses since inception. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                               BDO Seidman, LLP
Dallas, Texas
February 18, 2000
                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                          BALANCE SHEET (NOTE 1)

================================================================================

September 30,                                                          1999
-------------                                                       ----------

 ASSETS

    Current
     Cash                                                           $       --


Total current assets                                                        --
                                                                    ----------
    Web site development costs                                         101,600
                                                                    ----------


                                                                    $  101,600
                                                                    ==========

LIABILITIES AND CAPITAL DEFICIT

    Current liabilities
     Accounts payable and accrued expenses,
         including $35,000 due related parties                      $  208,991
     Advance payable                                                    93,830
                                                                    ----------

Total current liabilities                                              302,821
                                                                    ----------

    Commitments and contingencies (Note 5)

CAPITAL DEFICIT
     Common stock, 25,000 shares authorized, issued and
         outstanding, no par                                                 1
     Accumulated deficit                                              (201,222)
                                                                    ----------

Total capital deficit                                                 (201,221)
                                                                    ----------
                                                                    $  101,600
                                                                    ==========

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO
                                                           FINANCIAL STATEMENTS.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                      STATEMENT OF LOSS (NOTE 1)

================================================================================


Period from Inception (June 4, 1999) to September 30,                  1999
-----------------------------------------------------               ----------
OPERATING EXPENSES:
     Professional fees                                              $   20,000
     Marketing                                                          28,722
     Salaries and benefits                                              47,294
     Other administrative expenses                                       3,592
     Recruiting                                                         26,200
     Development and production                                         42,764
     Travel and entertainment                                           32,650
                                                                    ----------

Total Operating Expenses                                               201,222
                                                                    ----------

    Net Loss                                                        $  201,222
                                                                    ==========

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO
                                                           FINANCIAL STATEMENTS.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                    STATEMENT OF CAPITAL DEFICIT
                                        PERIOD ENDED SEPTEMBER 30, 1999 (NOTE 1)


================================================================================

                                                  Common Stock
                                                     No Par
                                           ----------------------------       Accumulated           Total
                                             Shares            Amount           Deficit         Capital Deficit
                                           ----------        ----------       -----------       ---------------
Balance, June 4, 1999                          25,000        $        1        $       --         $        1

     Net loss, for the period                      --                --          (201,222)          (201,222)
                                           ----------        ----------        ----------         ----------
Balance, September 30, 1999                    25,000        $        1        $ (201,222)        $ (201,221)
                                           ==========        ==========        ==========         ==========

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO
                                                           FINANCIAL STATEMENTS.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                STATEMENT OF CASH FLOWS (NOTE 1)


================================================================================


    INCREASE (DECREASE) IN CASH


Period from Inception (June 4, 1999) to September 30, 1999             1999
----------------------------------------------------------          ----------
CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES:
     Loss from operations                                           $ (201,222)
     Adjustments to reconcile loss from operations to
         cash used in operating activities:
              Change in assets and liabilities:
                  Accounts payable and accrued expenses                208,991
                                                                    ----------

Net cash flows used in operating activities                              7,769
                                                                    ----------

    Cash Flows from Investing Activity:
     Web site development costs                                       (101,600)
     Shareholder contributions to capital                                    1
                                                                    ----------

Net cash flows used in investing activities                           (101,599)
                                                                    ----------

NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES -
     Proceeds from advance payable                                      93,830
                                                                    ----------

Increase (decrease) in cash                                                 --
Cash, beginning of period                                                   --
                                                                    ----------

Cash, ending of period                                              $       --
                                                                    ==========

SUPPLEMENTAL CASH FLOW INFORMATION:
     Noncash activities:                                            $       --
                                                                    ==========


                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO
                                                           FINANCIAL STATEMENTS.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


================================================================================


1.      SUMMARY OF
        ACCOUNTING
        POLICIES

        NATURE OF BUSINESS         afreegift.com, Inc., (a development stage
                                   company) (the "Company") is an Oak Brook,
                                   Illinois, based internet direct marketing company. The Company commenced operations in June 1999 and is in the start-up phase.

        MERGER AND GOING           On December 22, 1999, the Company entered
        CONCERN                    into an Agreement and Plan of Reorganization
                                   (the "Agreement") with EVTC, Inc. Under the
                                   Agreement, the Company will merge into e solutions marketing, inc., a new wholly owned subsidiary formed by EVTC, Inc. in December of 1999, ("e solutions"), in exchange for common stock of EVTC, Inc.

                                   The consummation of the transactions
                                   contemplated by the Agreement is subject to approval by EVTC, Inc.'s stockholders. An annual meeting of the EVTC, Inc.'s stockholders is scheduled March 24, 2000 for the purpose of seeking ratification and approval of the Agreement and the transactions contemplated thereby. Subject to stockholder approval and satisfaction of certain pre-closing conditions, the Shareholder of the Company will be entitled to receive at the closing a number of shares of EVTC, Inc.'s common stock to be agreed upon prior to the closing and the right to receive additional shares of the EVTC Inc.'s common stock (the "Earn-Out Shares") upon satisfaction of certain financial performance objectives. In no event shall the number of shares issued at closing and Earn-Out Shares exceed 8,000,000.

                                   If the merger is consummated, EVTC, Inc.
                                   expects to expand its board of directors to seven members. The management of the Company will have the right to three seats on EVTC, Inc.'s board so long as the Company meets specified financial performance objectives. Also, at the closing of the merger, the Company's CEO, Mr. Sakoff, will enter into an employment agreement with e solutions under which he will serve as President and Chief Executive Officer of e solutions. Pending EVTC, Inc. stockholder action on the merger, EVTC, Inc. is obligated to lend $1,000,000 to the Company at times specified in a funding agreement. In exchange, EVTC, Inc. will receive a note payable from the Company secured by all of its assets. The note is to be repaid in a year and bears interest at 9%. Through February 18, 2000, $500,000 has been funded under the Agreement. Upon the closing of the Agreement, the amounts due EVTC, Inc. under this arrangement will be forgiven or converted to equity.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS



================================================================================

                                   The Company expects to formally close on the transaction by March 31, 2000.

                                   The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has been in the development stage since inception. The Company has no recurring source of revenue and has recorded net losses from operations since inception that raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are described in the preceding paragraphs. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                   While there is no assurance that the
                                   Agreement will be consummated; the Company believes that, given the funding provided by EVTC, Inc., its liquidity will be sufficient to support its operating requirements through the end of 2000.

        USE OF ESTIMATES           The preparation of financial statements in
                                   conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclose of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.
                                   Actual results could differ from those
                                   estimates.

        REVENUE RECOGNITION        The Company is currently not generating
                                   revenue and expects to begin its first
                                   Permission Marketing web site in Spring 2000.

        WEB SITE                   Web site development costs consist of third
        DEVELOPMENT COSTS          party costs incurred related to web-site
                                   development and trademarks. These capitalized costs shall be amortized over their estimated useful life, not to exceed three years.


        IMPAIRMENT OF LONG-        The Company reviews for impairment long-lived
        LIVED ASSETS AND           assets and certain identifiable intangibles
        LONG-LIVED ASSETS TO       whenever events or changes in circumstances
        BE DISPOSED OF             indicate that the carrying amount of an asset
                                   may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.


        INCOME TAXES               Income taxes are provided for the tax effects
                                   of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The net deferred tax
                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                                   assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

        CASH AND CASH              For purposes of the statements of cash flows,
        EQUIVALENTS                the Company considers all highly liquid debt
                                   instruments purchased with an initial
                                   maturity of three months or less to be cash equivalents.

        FAIR VALUE OF              Statement of Financial Accounting Standards
        FINANCIAL INSTRUMENTS      No. 107, "Disclosures about Fair Value of
                                   Financial Instruments" requires that the
                                   Company disclose the estimated fair values for its financial instruments for which it is practicable to estimate their values.

                                        Accounts payable, accrued expenses and
                                        advance payable - The carrying value of
                                        accounts payable, accrued expenses and
                                        advance payable approximates fair value
                                        because of the short-maturity of these
                                        instruments.

        NEW ACCOUNTING             In July 1998, the Financial Accounting
        STANDARDS                  Standards Board (FASB) issued SFAS No. 133
                                   "Accounting for Derivative Instruments and
                                   Hedging Activities.", which establishes
                                   accounting and reporting standards for
                                   derivative instruments and hedging
                                   activities. It requires that an entity
                                   recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Management does not believe this will have a material effect on the operations. Implementation of this standard has recently been delayed by the FASB for a 12-month period through the issuance of SFAS No. 137, "Accounting for
                                   Derivative Instruments and Hedging Activities
                                   - deferral of the effective date of FASB
                                   Statement No. 133".


        INTERIM ACCOUNTING         The statement of operations for the period
        POLICY                     ended September 30, 1999, are not necessarily
                                   indicative of the results of operations to be expected for a full year of operations.


2.      ADVANCE PAYABLE            Advance payable consists of amounts advanced
                                   to the Company for operating requirements.
                                   The amount at September 30, 1999, was
                                   advanced by a third party under a separate agreement (see Note 5). Subsequent to
                                   September 30, 1999, the agreement under which these advances were made was terminated.

3.      TRANSACTIONS               The Company purchased services from a related
        WITH RELATED               party totaling $25,764 during the period. In
        PARTIES                    addition, the Company rents space from a
                                   related party on a month to month basis.
                                   Total rent expense paid to the related party was $2,000 in the period.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                                   The Company received advances from a related party totaling $35,000 during the period.

4.      INCOME TAXES               Management established a 100 percent
                                   valuation allowance since it is more likely than not that the deferred tax asset will not be realized based on the weight of available evidence.

                                   In accordance with the Internal Revenue Code, the availability to carry forward net operating losses incurred prior to the Merger may be limited due to a potential significant change in ownership. If not utilized, these net operating losses will begin to expire in 2019.

                                   The net deferred tax asset in the
                                   accompanying balance sheet, created by the current period net operating loss, includes the following at September 30, 1999:


                                   Deferred tax asset                                   $ 63,000
                                   Less valuation allowance                              (63,000)


                                   Net deferred tax asset                               $     --


                                     The valuation allowance activity for the period ended September 30, 1999 consists of the following:

                                   Balance, beginning of period                         $     --
                                   Current period net operating
                                        loss                                             (63,000)


                                   Balance, end of period                               $(63,000)

5.      COMMITMENTS AND            The Company is generally self-insured for
        CONTINGENCIES              losses and liabilities related primarily to
                                   workers' compensation, health and welfare claims, physical damage to property, business interruption resulting from certain events, and comprehensive general, product and vehicle liability.

                                   In June 1999, the Company entered into a Stock Purchase Agreement (the "old Agreement") with a third party buyer (the "buyer") to sell the Company under the terms and conditions of that agreement. Under the old Agreement, among other things, the buyer agreed to advance certain funds for costs related to development and start-up. Management of the Company believes that the buyer materially breached the Agreement in 1999 and therefore the Agreement was terminated. Management also believes that the amounts advanced by the buyer are not obligated to be repaid because of the breach. The Company received demand letters from the buyer requesting repayment with interest. Management does not know of any litigation in this matter and does not expect it to have a
                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                                   material effect on its future operations.
                                   The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

                                   In January 2000, the Company entered into a consulting agreement with an internet design firm. The initial commitment for services to be rendered is a $50,000 retainer, with additional fees potentially totaling $85,000.

6.      YEAR 2000                  The Company has assessed the potential issues
        (UNAUDITED)                and costs associated with the year 2000 and
                                   believe that it has addressed such issues.
                                   The Company has implemented revisions to effect year 2000 compliance of all its accounting and operations systems. The
                                   Company has reviewed year 2000 compliance issues with its vendors, suppliers, and customers. At the present time, the Company believes that costs or consequences of unforeseen issues would not result in the occurrence of a material event or uncertainty reasonably likely to have a material adverse effect on the Company.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                        CONTENTS

================================================================================



                                                            FINANCIAL STATEMENTS
                       PERIOD FROM INCEPTION (JUNE 4, 1999) TO DECEMBER 31, 1999
                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

================================================================================

                                                            FINANCIAL STATEMENTS
                       PERIOD FROM INCEPTION (JUNE 4, 1999) TO DECEMBER 31, 1999
                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                        CONTENTS

================================================================================



      REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                    3


                              FINANCIAL STATEMENTS
           Balance sheet                                                    4
           Statement of loss                                                5
           Statement of capital deficit                                     6
           Statement of cash flows                                          7
           Notes to financial statements                               8 - 12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholders afreegift.com, Inc.

We have audited the accompanying balance sheet of afreegift.com, Inc., (a development stage company) (the "Company") as of December 31, 1999 and the related statements of loss, capital deficit, and cash flows for the period from inception (June 4, 1999) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999, and the results of its operations and its cash flows for the period from inception (June 4, 1999) to December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no recurring source of revenue and has incurred losses since inception. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                              BDO Seidman, LLP
Dallas, Texas
February 18, 2000
                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                          BALANCE SHEET (NOTE 1)

================================================================================

December 31,                                                          1999
                                                                   ----------
ASSETS

    Current
     Cash                                                          $       --
                                                                   ----------
Total current assets                                                       --
                                                                   ----------
    Web site development costs                                        107,500
                                                                   ----------
                                                                   $  107,500
                                                                   ==========

LIABILITIES AND CAPITAL DEFICIT

    Current liabilities
     Accounts payable and accrued expenses                         $  141,138
     Due to related party                                              15,000
     Note payable                                                     250,000
     Advance payable                                                   93,830
                                                                   ----------
Total current liabilities                                             499,968
                                                                   ----------
    Commitments and contingencies (Note 5)
                                                                   ----------
CAPITAL DEFICIT
     Common stock, 25,000 shares authorized, issued and
         outstanding, no par                                                1
     Accumulated deficit                                             (392,469)
                                                                   ----------
Total capital deficit                                                (392,468)
                                                                   ----------
                                                                   $  107,500
                                                                   ==========

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO
                                                           FINANCIAL STATEMENTS.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                      STATEMENT OF LOSS (NOTE 1)

================================================================================

Period from Inception (June 4, 1999) to December 31,                  1999
                                                                   ----------
OPERATING EXPENSES:
     Professional fees                                             $   20,000
     Marketing                                                         25,206
     Salaries and benefits                                            107,315
     Other administrative expenses                                     21,645
     Recruiting                                                        48,450
     Development and production                                       125,336
     Travel and entertainment                                          44,517
                                                                   ----------
Total Operating Expenses                                              392,469
                                                                   ----------
    Net Loss                                                       $  392,469
                                                                   ==========

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO
                                                           FINANCIAL STATEMENTS.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                    STATEMENT OF CAPITAL DEFICIT
                                         PERIOD ENDED DECEMBER 31, 1999 (NOTE 1)

================================================================================

                                             Common Stock
                                                No Par
                                        ---------------------    Accumulated          Total
                                        Shares       Amount        Deficit       Capital Deficit
                                        ------     ----------    -----------     ---------------
Balance, June 4, 1999                   25,000     $        1     $       --        $        1

     Net loss, for the period               --             --       (392,469)         (392,469)
                                        ------     ----------     ----------        ----------
Balance, December 31, 1999              25,000     $        1     $ (392,469)       $ (392,468)
                                        ======     ==========     ==========        ==========

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO
                                                           FINANCIAL STATEMENTS.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                STATEMENT OF CASH FLOWS (NOTE 1)

================================================================================

    INCREASE (DECREASE) IN CASH

Period from Inception (June 4, 1999) to December 31, 1999                1999
                                                                     ----------
CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES:
     Loss from operations                                            $ (392,469)
     Adjustments to reconcile loss from operations to
         cash used in operating activities:
              Change in assets and liabilities:
                  Accounts payable and accrued expenses                 141,138
                                                                     ----------
Net cash flows used in operating activities                            (251,331
                                                                     ----------
CASH FLOWS FROM INVESTING ACTIVITY:
     Development costs                                                 (107,500
     Shareholder contributions to capital                                     1
                                                                     ----------
Net cash flows used in investing activities                            (107,499
                                                                     ----------
NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES -
     Net proceeds from advance and notes payable                        358,830
                                                                     ----------
Increase (decrease) in cash                                                  --
Cash, beginning of period                                                    --
                                                                     ----------
Cash, ending of period                                               $       --
                                                                     ==========
SUPPLEMENTAL CASH FLOW INFORMATION:
     Noncash activities:                                             $       --
                                                                     ==========

                    SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO
                                                           FINANCIAL STATEMENTS.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

===============================================================================

1.      SUMMARY OF ACCOUNTING
        POLICIES

        NATURE OF BUSINESS         afreegift.com, Inc., (a development stage
                                   company) (the "Company") is an Oak Brook,
                                   Illinois, based internet direct marketing company. The Company commenced operations in June 1999 and is in the start-up phase.

        MERGER AND GOING CONCERN   On December 22, 1999, the Company entered
                                   into an Agreement and Plan of Reorganization
                                   (the "Agreement") with EVTC, Inc. Under the
                                   Agreement, the Company will merge into e solutions marketing, inc., a new wholly owned subsidiary formed by EVTC, Inc. in December of 1999, ("e solutions"), in exchange for common stock of EVTC, Inc.

                                   The consummation of the transactions
                                   contemplated by the Agreement is subject to approval by EVTC, Inc.'s stockholders. An annual meeting of the EVTC, Inc.'s stockholders is scheduled March 24, 2000 for the purpose of seeking ratification and approval of the Agreement and the transactions contemplated thereby. Subject to stockholder approval and satisfaction of certain pre-closing conditions, the Shareholder of the Company will be entitled to receive at the closing a number of shares of EVTC, Inc.'s common stock to be agreed upon prior to the closing and the right to receive additional shares of the EVTC Inc.'s common stock (the "Earn-Out Shares") upon satisfaction of certain financial performance objectives. In no event shall the number of shares issued at closing and Earn-Out Shares exceed 8,000,000.

                                   If the merger is consummated, EVTC, Inc.
                                   expects to expand its board of directors to seven members. The management of the Company will have the right to three seats on EVTC, Inc.'s board so long as the Company meets specified financial performance objectives. Also, at the closing of the merger, the Company's CEO, Mr. Sakoff, will enter into an employment agreement with e solutions under which he will serve as President and Chief Executive Officer of e solutions.
                                   Pending EVTC, Inc. stockholder action on the merger, EVTC, Inc. is obligated to lend $1,000,000 to the Company at times specified in a funding agreement. In exchange, EVTC, Inc. will receive a note payable from the Company secured by all of its assets. The note is to be repaid in a year and bears interest at 9%. At December 31, 1999 $250,000 was funded under this funding agreement. Through February 18, 2000, $500,000 has been funded under the Agreement. Upon the closing of the Agreement, the amounts due EVTC, Inc. under this arrangement will be forgiven or converted to equity.

                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

===============================================================================

                                   transaction by March 31, 2000.

                                   The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has been in the development stage since its inception. The Company has no recurring source of revenue and has recorded net losses from operations since inception that raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are described in the preceding paragraphs. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                   While there is no assurance that the
                                   Agreement will be consummated; the Company believes that, given the funding provided by EVTC, Inc., its liquidity will be sufficient to support its operating requirements through the end of 2000.

        USE OF ESTIMATES           The preparation of financial statements in
                                   conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclose of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.
                                   Actual results could differ from those
                                   estimates.

        REVENUE RECOGNITION        The Company is currently not generating
                                   revenue and expects to begin its first
                                   Permission Marketing web site in Spring 2000.

        WEB SITE DEVELOPMENT       Web site development costs consist of third
        COSTS                      party costs incurred related to web-site
                                   development and trademarks. These capitalized costs shall be amortized over their estimated useful life, not to exceed three years.

        IMPAIRMENT OF LONG-        The Company reviews for impairment long-lived
        LIVED ASSETS AND LONG-     assets and certain identifiable intangibles
        LIVED ASSETS TO BE         whenever events or changes in circumstances
        DISPOSED OF                indicate that the carrying amount of an asset
                                   may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

        INCOME TAXES               Income taxes are provided for the tax effects
                                   of transactions reported in

                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

===============================================================================

                                   the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The net deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

        CASH AND CASH EQUIVALENTS  For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash equivalents.

        FAIR VALUE OF FINANCIAL    Statement of Financial Accounting Standards
        INSTRUMENTS                No. 107, "Disclosures about Fair Value of
                                   Financial Instruments," requires that the
                                   Company disclose the estimated fair values for its financial instruments for which it is practicable to estimate their values.


                                            Accounts payable, accrued expenses
                                   and advance and note payable - The carrying value of accounts payable, accrued expenses and advance and note payable approximates fair value because of the short-maturity of these instruments.

        NEW ACCOUNTING STANDARDS   In July 1998, the Financial Accounting
                                   Standards Board (FASB) issued SFAS No. 133
                                   "Accounting for Derivative Instruments and
                                   Hedging Activities.", which establishes
                                   accounting and reporting standards for
                                   derivative instruments and hedging
                                   activities. It requires that an entity
                                   recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Management does not believe this will have a material effect on the operations. Implementation of this standard has recently been delayed by the FASB for a 12-month period through the issuance of SFAS No. 137, "Accounting for
                                   Derivative Instruments and Hedging Activities
                                   - deferral of the effective date of FASB
                                   Statement No. 133".

        INTERIM ACCOUNTING POLICY  The statement of operations for the period ended December 31, 1999, are not necessarily indicative of the results of operations to be expected for a full year of operations.

2.      ADVANCE PAYABLE            Advance payable consists of amounts advanced
                                   to the Company for operating requirements.
                                   The amount at December 31, 1999, was advanced by a third party under a separate agreement
                                   (see Note 5). During the period ended
                                   December 31, 1999, the agreement under which these advances were made was terminated.

                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

===============================================================================

3.      TRANSACTIONS WITH RELATED  The Company purchased services from a related
        PARTIES party totaling $25,764 during the period. In addition, the Company rents space from a related party on a month to month basis. Total rent expense was paid to the related party $3,000 in the period.

                                   The Company received $50,000 advanced from related parties for the period ended December 31, 1999. $35,000 was repaid during the period.

4.      INCOME TAXES               Management established a 100 percent
                                   valuation allowance since it is more likely than not that the deferred tax asset will not be realized based on the weight of available evidence.

                                   In accordance with the Internal Revenue Code, the availability to carry forward net operating losses incurred prior to the Merger may be limited due to a potential significant change in ownership. If not utilized, these net operating losses will begin to expire in 2019.

                                   The net deferred tax asset in the
                                   accompanying balance sheet, created by the current period net operating loss, includes the following at December 31, 1999:

                                   Deferred tax asset                                           $        127,000
                                   Less valuation allowance                                             (127,000)
                                                                                                ----------------

                                   Net deferred tax asset                                       $              -
                                                                                                ================

                                   The valuation allowance activity for the period ended December 31, 1999 consists of the following:

                                   Balance, beginning of period                                 $              -
                                   Current period net operating
                                        loss                                                             127,000
                                                                                                ----------------

                                   Balance, end of period                                       $        127,000
                                                                                                ================

5.      COMMITMENTS AND            The Company is generally self-insured for
        CONTINGENCIES              losses and liabilities related primarily to
                                   workers' compensation, health and welfare claims, physical damage to property, business interruption resulting from certain events, and comprehensive general, product and vehicle liability.

                                   In June 1999, the Company entered into a Stock Purchase Agreement (the "old Agreement") with a third party buyer (the "buyer") to sell the Company under the terms and conditions of that agreement. Under the old Agreement, among other things, the buyer agreed to advance certain
                                                             afreegift.com, Inc.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

===============================================================================

                                   funds for costs related to development and start-up. Management of the Company believes that the buyer materially breached the Agreement in 1999 and therefore the Agreement was terminated. Management also believes that the amounts advanced by the buyer are not obligated to be repaid because of the breach. The Company received demand letters from the buyer requesting repayment with interest. Management does not know of any litigation in this matter and does not expect it to have a material effect on its future operations.

                                   The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

                                   In January 2000, the Company entered into a consulting agreement with an internet design firm. The initial commitment for services to be rendered is a $50,000 retainer, with additional fees potentially totaling $85,000.

6.      YEAR 2000 (UNAUDITED)      The Company has assessed the potential issues
                                   and costs associated with the year 2000 and believe that it has addressed such issues.
                                   The Company has implemented revisions to effect year 2000 compliance of all its accounting and operations systems. The
                                   Company has reviewed year 2000 compliance issues with its vendors, suppliers, and customers. At the present time, the Company believes that costs or consequences of unforeseen issues would not result in the occurrence of a material event or uncertainty reasonably likely to have a material adverse effect on the Company.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical consolidated financial statements of the Company and afreegift.com, Inc., a development stage company (afreegift). The Company has entered into a definitive agreement (the "Agreement") with respect to afreegift and presently expects to consummate this transaction subject to the satisfaction of certain conditions.

The pro forma condensed consolidated statements of operations for the year ended September 30, 1999 and for the three months ended December 31, 1999 give effect to the afreegift transaction as if it was consummated on October 1, 1998. The pro forma condensed consolidated balance sheet gives effect to the afreegift transaction as if it was consummated on December 31, 1999. All pro forma adjustments are described more fully in the accompanying notes.

The afreegift historical financial statements reflected in the Pro Forma Financial Statements represents the accounts and operations of afreegift from the date of inception, June 4, 1999. The period presented does not represent a full year of operations of afreegift and therefore may not be indicative of the results of operations of afreegift if it had operated for an entire year.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have been achieved had such a transaction been consummated on the date or for the periods indicated and do not purport to be indicative of the balance sheet data or results of operations as of any future date or for any future period.

The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and notes of the Company and afreegift incorporated by reference or included elsewhere in this Proxy Statement.

The afreegift transaction, if consummated, will be accounted for using the purchase method of accounting. The purchase method of accounting allocates the aggregate purchase price to the assets acquired and liabilities assumed based upon their respective fair values. The allocation of the aggregate purchase price to the afreegift transaction reflected in the Pro Forma Financial Statements is preliminary. The final allocation of the aggregate purchase price is contingent upon valuations that have not yet been completed. In addition, the afreegift Agreement has significant contingent consideration and earn-out provisions based on future operations and profitability of afreegift. At the consummation of the transaction, the shareholder of afreegift is entitled to receive a number of common shares of the Company to be agreed upon prior to the closing (preliminarily 1000 shares) and the right to receive additional shares of the Company's common stock (the "Earn-Out Shares") upon satisfaction of certain performance objectives. In no event shall the number of shares issued at closing and Earn-Out Shares exceed 8,000,000. The pro forma adjustments do not include the effect of the earn-out provisions, as that consideration is considered contingent on future events. Management is unable to predict whether any adjustments as a result of the foregoing will have a material effect on the unaudited Pro Forma Financial Statements.

                           EVTC, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                     YEAR ENDED SEPTEMBER 30, 1999
                                         ----------------------------------------------------


                                                                    PRO FORMA      PRO FORMA
                                             HISTORICAL            ADJUSTMENTS      RESULTS
                                        ----------------------    -------------   -----------
                                          EVTC   AFREEGIFT (A)
Net sales                               $ 38,732   $     --          $     --       $ 38,732
Cost of Sales                             32,362         --                --         32,362
                                        --------   --------          --------       --------

Gross Profit                               6,370         --                --          6,370

Selling, General
   and Administrative                      5,264        201          170 (B)(D)        5,635
                                                   --------          --------       --------

Operating income (loss)                    1,106       (201)             (170)           735

Other:
   Interest expense                       (1,015)        --              -(E)         (1,015)
   Other - net                                78         --                --             78
                                                   --------          --------       --------


Income (loss) from Continuing
  Operations before income tax               169       (201)             (170)          (202)
Income taxes                                (300)        --                --           (300)
                                        --------   --------          --------       --------

Income (loss) from Continuing
 Operations                             $    469   $   (201)         $   (170)      $     98
                                        --------   --------          --------       --------


Income per share (C)
   Basic - Continuing operations        $    .09                                    $    .02

   Diluted - Continuing operations      $    .09                                    $    .02

     SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                           EVTC, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                     YEAR ENDED DECEMBER 31, 1999
                                         ----------------------------------------------------


                                                                    PRO FORMA      PRO FORMA
                                             HISTORICAL            ADJUSTMENTS      RESULTS
                                        ----------------------    -------------   -----------
                                          EVTC   AFREEGIFT (A)
Net sales                                $ 4,775   $    --           $    --       $ 4,775
Cost of Sales                              3,642        --                --         3,642
                                         -------   -------           -------       -------

Gross Profit                               1,133        --                --         1,133

Selling, General
   and Administrative                      1,594       192                42(B)(D)   1,828
                                         -------   -------           -------       -------

Operating income (loss)                     (461)     (192)              (42)         (695)
                                         -------   -------           -------       -------


Other:
   Interest expense                         (221)       --                --(E)       (221)
   Other - net                               (13)       --                --           (13)
                                         -------   -------           -------       -------


Income (loss) from Continuing
  Operations before income tax              (695)     (192)              (42)         (929)
Income taxes                                (236)       --                --          (236)
                                         -------   -------           -------       -------

Income (loss) from Continuing
 Operations                              $  (459)  $  (192)          $   (42)      $  (693)
                                         -------   -------           -------       -------


Loss per share (C)
   Basic - Continuing operations         $  (.08)                                  $  (.12)

   Diluted - Continuing operations       $  .(08)                                  $  (.12)

     SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



(A) afreegift commenced operation in June 1999 and is considered a development stage company; therefore its results in the Pro Forma Condensed Consolidated Statements of Operations are for the periods from June 1999.

         (B) Reflects employment agreements entered into as part of the Agreement and additional amortization of acquired intangibles; approximately $110,000 and $60,000, respectively. For the three months ended December 31, 1999, reflects one quarter of such employment agreements and intangible amortization.

         (C) For the year ended September 30, 1999, the number of shares used for the historic income per share is 4,989,719 for Basic and 5,148,657 for Diluted. For the quarter ended December 31, 1999, the number of shares used for the historic loss per share is 5,797,010. The pro forma Basic and Diluted per share information gives effect to the shares to be issued at the closing of the transaction (preliminarily 1000 common shares of the Company).

         (D) At the consummation of the Transaction, the shareholder of afreegift is entitled to receive a number of common shares of the Company to be agreed upon prior to the closing (preliminarily 1000 shares) and the right to receive additional shares of the Company's common stock (the "Earn-Out Shares") upon satisfaction of certain financial performance objectives. In no event shall the number of shares issued at closing and Earn-Out Shares exceed 8,000,000. The value of additional Earn-Out Shares issued, if any, will be added to intangibles, common shares and paid-in-capital. Any additional consideration given in the form of the Earn-Out Shares will result in greater intangibles and, accordingly, additional amortization over an estimated seven year period.

                  The number of Earn-Out Shares, if any, to be issued will be computed in accordance with the Agreement. A summary of the provisions of the Earn-Out Shares follows: The number of Earn-Out Shares shall be determined based upon the amount of Gross Revenue and Pre-Tax Profit, as defined. In no event shall the number of shares be greater than 8,000,000 or 49.9% of the number of shares of the Company's common shares outstanding immediately after the issuance of the Earn-Out Shares. The number of Earn-Out Shares earned for each fiscal quarter shall equal the sum (a) one share for each dollar of Gross Revenue received during the quarter plus (b) four shares for each dollar of Pre-Tax Profits earned during the quarter, plus (C) such number of Excess Earn-Out Shares, as defined, from previous fiscal quarters as may be issued and delivered without violating the aforementioned maximum total or percentage shares, less (D) the number of shares which has a Fair Market Value, as defined, on the last business day of such quarter equal to the product of the number of shares determined in (A) and (B) multiplied by $1.20. For example, if afreegift had (i)Gross Revenue of $100,000 and Pre-Tax Profits of $5,000 during the quarter, (ii) the Fair Market Value of each share was $10 at the end of that quarter, and (iii) there were 2000 Excess Earn-Out Shares from all previous quarters, then, subject to the aforementioned percentage limitation, the shareholder of afreegift would receive 107,600 shares. This would equate to 100,000 shares for Gross Revenue, 20,000 shares for Pre-Tax Profits, less 14,400 shares (120,000 shares multiplied by $1.20 divided by $10) plus the 2000 Excess Earn-Out Shares.

                  A loss before income taxes for any fiscal quarter results in a loss of four shares for each dollar of loss.

         (E) The Company is obligated to lend $1,000,000 to afreegift at times specified in the Agreement. In exchange, the Company will receive a note from afreegift secured by all of its assets. The note is to be repaid within one year and bears interest at 9%. As the Company has funded the note to date out of cash flow and the amounts would eliminate in consolidation, this transaction has been excluded from the pro formas.

                           EVTC, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                     AS OF DECEMBER 31, 1999
                                         ----------------------------------------------------


                                                                    PRO FORMA      PRO FORMA
                                             HISTORICAL            ADJUSTMENTS      RESULTS
                                        ----------------------    -------------   -----------
                                          EVTC   AFREEGIFT
ASSETS
   Cash                                 $     95  $     --           $     --       $     95
   Marketable securities                      54        --                 --             54
   Accounts receivable, net                4,299        --                 --          4,299
   Deferred income taxes                     537        --                 --            537
   Note receivable                           250        --               (250)(ii)        --
   Inventories                            10,138        --                 --         10,138
   Other                                     667        --                 --            667
   Assets of discontinued operations         956        --                 --            956
                                        --------  --------           --------       --------
         Total current assets             16,996        --               (250)        16,746

   Property and equipment, net             1,319        --                 --          1,319
   Goodwill, net                             500        --                399(i)         899
   Investments and Other                     399        --                 --            399
   Due from officer                          371        --                 --            371
   Development costs                          --       107                 --            107
                                        --------  --------           --------       --------
         Total Assets                     19,585       107                149         19,841
                                        --------  --------           --------       --------

LIABILITIES AND STOCKHOLDERS'
EQUITY (CAPITAL DEFICIT)
   Note payable                              750       250               (250)(ii)       750
   Line of Credit                          5,818        --                 --          5,818
   Accounts payable                        3,577       141                 --          3,718
   Liabilities of discontinued
     operations                              242        --                 --            242
   Accrued liabilities                     1,257        --                 --          1,257
   Advance payable                            --       109                 --            109
                                        --------  --------           --------       --------
         Total current liabilities        11,644       500               (250)        11,894
                                        --------  --------           --------       --------

STOCKHOLDERS' EQUITY
(CAPITAL DEFICIT)
   Common stock                               58        --                 --             58
   Paid-in-capital                        12,155        --                  6(i)      12,161
   Accumulated other
      Comprehensive income                    55        --                 --             55
   Deficit                                (4,327)     (393)               393         (4,327)
                                        --------  --------           --------       --------

         Total Stockholders' equity
            (capital deficit)              7,941      (393)               399          7,947
                                        --------  --------           --------       --------

Total Liabilities and Stockholders'
   Equity (Capital Deficit)             $ 19,585  $    107           $    149       $ 19,841
                                        --------  --------           --------       --------

          SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)



(i) At the consummation of the transaction, the shareholder of afreegift is entitled to receive a number of common shares of the Company to be agreed upon prior to the closing (preliminarily 1000 shares) and the right to receive additional shares of the Company's common stock (the "Earn-Out Shares") upon satisfaction of certain financial performance objectives. In no event shall the number of shares issued at closing and Earn-Out Shares exceed 8,000,000. The value of additional Earn-Out Shares issued, if any, will be added to intangibles, common shares and paid-in-capital. Additional consideration will result in greater intangibles and, accordingly, additional amortization over an estimated seven year period.

         The number of Earn-Out Shares, if any, to be issued will be computed in accordance with the Agreement. A summary of the provisions of the Earn-Out Shares follows: The number of Earn-Out Shares shall be determined based upon the amount of Gross Revenue and Pre-Tax Profit, as defined. In no event shall the number of shares be greater than 8,000,000 or 49.9% of the number of shares of the Company's common shares outstanding immediately after the issuance of the Earn-Out Shares. The number of Earn-Out Shares earned for each fiscal quarter shall equal the sum (a) one share for each dollar of Gross Revenue received during the quarter plus (b) four shares for each dollar of Pre-Tax Profits earned during the quarter, plus (C) such number of Excess Earn-Out Shares, as defined, from previous fiscal quarters as may be issued and delivered without violating the aforementioned maximum total or percentage shares, less (D) the number of shares which has a Fair Market Value, as defined, on the last business day of such quarter equal to the product of the number of shares determined in (A) and (B) multiplied by $1.20. For example, if afreegift had (i)Gross Revenue of $100,000 and Pre-Tax Profits of $5,000 during the quarter,
         (ii) the Fair Market Value of each share was $10 at the end of that quarter, and (iii) there were 2000 Excess Earn-Out Shares from all previous quarters, then, subject to the aforementioned percentage limitation, the shareholder of afreegift would receive 107,600 shares. This would equate to 100,000 shares for Gross Revenue, 20,000 shares for Pre-Tax Profits, less 14,400 shares (120,000 shares multiplied by $1.20 divided by $10) plus the 2000 Excess Earn-Out Shares.

         A loss before income taxes for any fiscal quarter results in a loss of four shares for each dollar of loss.

(ii) The Company is obligated to lend $1,000,000 to afreegift at times specified in the Agreement. In exchange, the Company will receive a note from afreegift secured by all of its assets. The note is to be repaid within one year and bears interest at 9%. Through December 31, 1999, the Company loaned $250,000 under the Agreement. As the Company funded the note to date out of cash flow, the amounts are eliminated in the consolidation.

                                   APPENDIX C


     EVTC, INC.

         2000 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN


         PURPOSES OF PLAN. The purposes of the EVTC, Inc. 2000 Incentive and Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") are to provide to employees of, and consultants to, EVTC, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), as well as employees of subsidiary or parent corporations which may currently exist or be formed or acquired in the future, an opportunity for investment in the Corporation's common stock (hereinafter referred to as the "Shares"), as an inducement for such individuals to remain with the Corporation, and to encourage them to increase their efforts to make the Corporation's business more successful.

         EFFECTIVE DATE AND TERMINATION OF PLAN. The effective date of the Plan is January 11, 2000, the date on which the Plan was adopted by the Board of Directors of the Corporation. The Plan shall terminate on, and no option shall be granted hereunder, after January 11, 2010; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan; and provided further that any option granted hereunder prior to the termination of the Plan shall remain exercisable in accordance with its terms as then in effect.

         ADMINISTRATION OF PLAN. The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors may, however, to the extent permissible under the Corporation's Certificate of Incorporation, By-laws and applicable law, delegate any of its functions under this Plan to a committee of the Board of Directors or any other committee. Wherever in this Plan the term "Board of Directors" is used it shall be construed to mean such committee to the extent that the Board of Directors may have delegated any of its functions to said committee and only to the extent of any such delegation. The acts of a majority of the members present at any meeting of the Board of Directors at which a quorum is present, or acts approved in writing by a majority of the entire Board, shall be the acts of the Board of Directors for purposes of the Plan.

         ELIGIBILITY AND GRANT OF OPTIONS. Subject to the provisions of the Plan, the Board of Directors shall (i) authorize the granting of incentive stock options, non-qualified stock options or a combination of incentive stock options and non-qualified stock options (hereinafter collectively referred to as "options" unless otherwise stated); (ii) determine and designate from time to time those employees (from the group consisting of all employees of the Company) and consultants to whom options are to be granted and the number of Shares to be optioned to each employee; (iii) determine the number of Shares subject to each option; and (iv) determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period. In determining the eligibility of an individual to receive an option, as well as in determining the number of Shares to be optioned to any individual, the Board of Directors shall consider the position and responsibilities of the employee, the nature and value to the Corporation, parent or subsidiary of his services and accomplishments, his present and potential contribution to the success of the Corporation, parent or subsidiary, and such other factors as the Board may deem relevant. To be eligible to receive an incentive stock option or non-qualified stock option an individual must be an employee of, or consultant to, the Corporation, parent or subsidiary. A Director shall abstain from voting on the grant of any options to himself, his spouse, his children, grandchildren and parents. The grant of each option shall be confirmed by a Stock Option Agreement (in the form prescribed by the Board of Directors) which shall be executed by the Corporation and the optionee as promptly as practicable after such grant. More than one option may be granted to an individual.

         Incentive stock options shall be those options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and which the Board of Directors has specifically identified as incentive stock options in the Stock Option Agreement executed by the Corporation and the optionee. In the case of incentive stock options, the aggregate fair market value, determined at the time incentive stock options are granted, of the stock with respect to which the incentive stock options are exercisable for the first time by such individual during any calendar year (under all such plans the Corporation may adopt) shall not exceed one hundred thousand dollars ($100,000.00). In the event that an incentive stock option granted pursuant to the terms of this Plan is granted to an employee who, prior to the grant, holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, its parent or a subsidiary ("10% Shareholder") the option price under such grant shall be at least one hundred ten percent (110%) of the fair market value, and such option, by its terms, shall not be exercisable more than five (5) years from the date of grant.

         Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Corporation or any parent or subsidiary or interfere in any way with the right of the Corporation to terminate his employment at any time.

         NUMBER OF SHARES SUBJECT TO OPTIONS. The Board of Directors, prior to the time options under the Plan become exercisable, shall reserve for the purposes of the Plan a total of One Million (1,000,000) Shares, which Shares may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Corporation, or both. Shares as to which an option granted under the Plan shall remain unexercised at the expiration or termination thereof, and Shares subject to options which are canceled, may be the subject of the grant of further options. Shares reserved pursuant to this paragraph may be adjusted to reflect changes in the Corporation's capital structure as discussed in paragraph 19 hereof.

         OPTION PRICE. The option price per Share shall be determined in each case by the Board of Directors and shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a 10% Shareholder) of the fair market value thereof as determined by the Board by any reasonable method using market quotations on the date the option is granted.

         PERIOD OF OPTION AND WHEN EXERCISABLE. No option may be granted under this Plan whose exercise date is later than ten (10) years after the date of the grant or five (5) years after the date of grant in the case of an incentive stock option granted to a 10% Shareholder. Generally, an option may be exercised only by the optionee and subject to the rules set forth below only if, at all times during the period beginning on the date of the granting of such option and ending with the date of exercise of such option, the optionee is an employee of the Corporation, its parent or a subsidiary.

         (i) Except as otherwise provided herein, in the case of an employee who terminates employment, options which are vested but unexercised as of the date of termination of employment must be exercised within three (3) months of termination. In the case of an employee who is discharged for cause, as determined in the sole discretion of the Board of Directors, all previously vested but unexercised options shall be forfeited immediately.

         (ii) In the case of an employee who dies during the three (3) month period discussed in (i) above, options which are vested but unexercised as of the date of termination of employment must be exercised within twelve (12) months of death.

         (iii) Options which are vested but unexercised as of the date of termination of employment due to death, must be exercised within twelve (12) months after the death of an optionee.

         (iv) In the event that the employee becomes disabled as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, options which are vested but unexercised as of the date of termination of employment due to disability must be exercised within twelve (12) months following the date of termination of the optionee's said employment.

         (v) In the event an optionee's employment is terminated for any reason (including but not limited to, voluntary or involuntary termination or termination resulting from the death or disability of the optionee), all unvested options shall be immediately forfeited.

         Notwithstanding the foregoing, options may not be exercised after the original five (5) or ten (10) year term. Options may be exercised on behalf of the estate of a former employee by the person or persons entitled to do so under the optionee's will or, if the optionee shall have failed to make testamentary disposition of such option or shall have died intestate, by the optionee's legal representative or representatives. Such person, persons, representative, or representatives are hereinafter referred to as the "Successors of an Optionee."

         VESTING. Options granted to a participant shall be exercisable in accordance with a schedule to be established by the Board for each Option grant at the time of such grant. Non-vested options shall be immediately forfeited upon the termination of employment for any reason. Vested options shall be forfeited upon the termination of employment as provided in paragraph 7 hereof.

         EXERCISE OF OPTIONS. Subject to Plan restrictions and vesting, an option may be exercised, and payment in full of the option price made, by an optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be so purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation) or other property, in the discretion of the Corporation. If the Corporation accepts a request to pay in stock of the Corporation in satisfaction of the exercise price, the fair market value of said stock shall at least equal the option price, and, in the case of incentive stock options, prior to such acceptance the Corporation must be furnished with evidence that the acquisition of said stock and its transfer in payment of the option price satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and other applicable law. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name of the optionee or the Successors of an Optionee as defined under this Plan and delivered to the optionee or to the Successors of an Optionee.

         SALE OF THE CORPORATION. In the case of a Sale of the Corporation as herein defined, in the discretion of the Board of Directors options granted but unexercised shall become fully vested (100%) and exercisable for a period of twenty (20) days from the date notice of such Sale is given to the optionees. Upon the expiration of the twenty (20) day period, all then unexercised options shall be permanently canceled. For purposes of this paragraph, a Sale shall be deemed to occur upon the happening of any one of the following:

         (i) A sale of all or substantially all of the Corporation's assets outside the ordinary course of business;

         (ii) An offer to purchase at least a majority of the Corporation's issued and outstanding common stock or an offer to the Corporation's shareholders to tender for sale at least a majority of the Corporation's issued and outstanding common stock, which offer is accepted or tender made with respect to at least a majority of the Corporation's issued and outstanding shares of common stock;

         (iii) The merger or consolidation of the Corporation with another corporation or entity; or

         (iv) A dissolution or liquidation of the Corporation.

         EMPLOYER WITHHOLDING. In the case of non-qualified stock options, the Corporation shall be required to withhold additional income taxes attributable to that amount which is considered compensation includible in the optionee's gross income by reason of the exercise of such options. The Corporation in its discretion shall determine the method and amount of withholding.

         EXERCISE BY SUCCESSORS AND PAYMENT IN FULL. An option may be exercised, and payment in full of the option price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be purchased. Such notice shall state that the option price will be paid in full in cash (which in the discretion of the Board of Directors may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation), property or stock of the Corporation in conformance with paragraph 9 hereof. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name or names of such Successors of an Optionee and shall be delivered to him.

         NON-TRANSFERABILITY OF OPTION. Each option granted under the Plan shall by its terms be nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of his death.

         OTHER TERMS OF OPTIONS. Options granted pursuant to the Plan shall contain such terms, provisions, and conditions not inconsistent herewith as shall be determined by the Board of Directors.

         REGISTRATION OF CERTIFICATES. Certificates representing Shares may be registered either in the name of the Optionee or in the name or names of the Successors of an Optionee. Designation of the appropriate form of registration of certificates shall be made in the written notice given to the Corporation upon exercise of an option.

         LISTING AND REGISTRATION OF SHARES. If at any time the Board of Directors of the Corporation shall determine, in its discretion, that the listing, registration, or qualification of any of the Shares subject to options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of options or the purchase or issue of Shares thereunder, no further options may be granted and outstanding options may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Board of Directors shall have the authority to cause the Corporation at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Board of Directors may require that any person exercising an option hereunder shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

         INTERPRETATION AND AMENDMENTS. The Board of Directors may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. In the event of any dispute or disagreements as to the interpretation of this Plan or of any rule, regulation, or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board of Directors shall be final and binding upon all persons. The Board of Directors may amend this Plan as it shall deem advisable. However, in no event shall any such amendment adversely affect the rights of an optionee under any existing stock option agreement without the consent of such optionee.

         INDEMNIFICATION AND EXCULPATION.

                  (a) Each person who is or shall have been a member of the Board of Directors shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be or become a party or in which he may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof (with the Corporation's written approval) or paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Corporation based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit, or proceeding against him, he shall in writing give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Corporation may have to indemnify him or hold him harmless.

                  (b) Each member of the Board of Directors, and each officer and employee of the Corporation shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself. In no event shall any person who is or shall have been a member of the Board of Directors, or an officer or employee of the Corporation be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

         CHANGES IN CAPITAL STRUCTURE. In the event that a dividend shall be declared upon the Shares payable in Shares, the number of Shares then subject to any option outstanding under the Plan and the number of Shares reserved for the grant of options pursuant to the Plan but not yet subject to option shall be adjusted by adding to each such Share the number of Shares which would be distributable in respect thereof if such Shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such Share dividend. In the event that the outstanding Shares shall be changed into or exchanged for a different number of Shares or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, or consolidation, then there shall be substituted for each Share subject to any such option and for each Share reserved for the grant of options pursuant to the Plan but not yet subject to option the number and kind of Shares or other securities into which each outstanding Share shall have been so changed or for which each such Share shall have been exchanged. In the event there shall be any change, other than as specified above in this paragraph, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, then if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of options pursuant to the Plan but not yet subject to option and of the Shares then subject to an option or options, such adjustments shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and of each option outstanding thereunder. In the case of any such substitution or adjustment as provided for in this paragraph, the aggregate option exercise price set forth for all outstanding options for all Shares covered thereby prior to such substitution or adjustment will be the option exercise price for all shares or other securities which shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Corporation to sell a fractional Share, and the total substitution or adjustment with respect to each outstanding option shall be limited accordingly. Upon any adjustment made pursuant to this paragraph, the Corporation will, upon request, deliver to the optionee or to his successors a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of the option.

         NOTICES. All notices under the Plan shall be in writing, and if to the Corporation, shall be delivered to the Treasurer of the Corporation or mailed to its principal office, addressed to the attention of the Treasurer; and if to the optionee, shall be delivered personally or mailed to the optionee at the address appearing in the payroll records of the Corporation. Such addresses may be changed at any time by written notice to the other party.

                             PROXY FOR COMMON STOCK
                                   EVTC, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints George Cannan and David Keener, or any of them, with full power of substitution, as Proxies and hereby authorizes them to represent and to vote as designated on the reverse side of this proxy all of the shares of Common Stock, par value $.01, of EVTC, Inc. (the "Company") held of record by the undersigned on January 25, 2000, at the Annual Meeting of Stockholders to be held on March 24, 2000 or any adjournment thereof.

The Proposals are:

1. Approval of the Agreement and Plan of Reorganization by and among afreegift.com, Inc., Sakoff Enterprises, Inc., Scott L. Sakoff and the Company.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

2. Election of Directors:

      [ ] FOR ALL NOMINEES LISTED BELOW      [ ] WITHHOLD AUTHORITY
        (except as marked to the contrary)     (to vote for all nominees below)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BELOW, STRIKE A LINE THROUGH THE NOMINEE'S NAME)

George Cannan, Sr., John B. Mazzuto, Scott L. Sakoff, John Stefiuk, Robert J. Casper

3. Approval of the Amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 10,000,000 to 25,000,000.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

4. Approval of the 2000 Incentive and Non-Qualified Stock Option Plan.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

5. Approval of the appointment of BDO Seidman, LLP as Independent Public Accountants of the Company.
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                           (Please See Reverse Side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE ON THIS CARD, THE PROXY WILL BE VOTED, AS APPLICABLE, "FOR" EACH PROPOSAL AND "FOR" ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: NORTH AMERICAN TRANSFER CO., 147 WEST MERRICK ROAD, FREEPORT, N.Y. 11520. If you have any questions, please call (817) 282-0022 extension 233. Facsimile copies of the front and reverse sides of this Proxy, properly completed and duly executed, will be accepted at (516) 379-8525.

                                                    Dated:               , 2000.
                                                          ---------------


                                                    ----------------------------
                                                             Signature

                                                    ----------------------------
                                                    Signature (if held jointly)

                                                    ----------------------------
                                                               Title

                                                    Please sign exactly as name
                                                    appears hereon. When
                                                    interests are held by joint
                                                    tenants, both should sign.
                                                    When signing as an attorney,
                                                    as executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such. If
                                                    a corporation, please sign
                                                    in name by President or
                                                    other authorized officer. If
                                                    a partnership, please sign
                                                    in partnership name by
                                                    authorized person.